STEIN ROE MUTUAL FUNDS

ANNUAL REPORT
JUNE 30, 1998


PHOTO OF: BRIDGE


STEIN ROE TAX-EXEMPT BOND FUNDS

TAX-EXEMPT FUNDS

           MUNICIPAL MONEY MARKET FUND
           INTERMEDIATE MUNICIPALS FUND
           MANAGED MUNICIPALS FUND
           HIGH-YIELD MUNICIPALS FUND



LOGO: STEIN ROE MUTUAL FUNDS
SENSIBLE RISKS. INTELLIGENT INVESTMENTS.(SM)

Contents
--------------------------------------------------------------------------------
From the President................................................   1

   Tom Butch's thoughts on the markets and investing

Fund Performance..................................................   3

   How the Stein Roe tax-exempt bond funds have done over time

Q&A

   Interviews with the portfolio managers and a summary of
   investment activity over the past year
   Municipal Money Market Fund....................................   7
   Intermediate Municipals Fund ..................................   10
   Managed Municipals Fund .......................................   13
   High-Yield Municipals Fund ....................................   15

Portfolio of Investments..........................................   19

   A complete list of investments with market values

Financial Statements..............................................   46

   Statements of assets and liabilities, operations and changes in net assets

Notes to Financial Statements.....................................   56

Financial Highlights..............................................   62

   Selected per-share data

Report of Independent Auditors....................................   66

General Information...............................................   68

Photo of: Thomas W. Butch


From the President
--------------------------------------------------------------------------------
TO OUR SHAREHOLDERS
We are pleased to present this annual report for the Stein Roe tax-exempt bond funds -- Stein Roe Municipal Money Market Fund, Stein Roe Intermediate Municipals Fund, Stein Roe Managed Municipals Fund and Stein Roe High-Yield Municipals Fund. In the following pages, we'll provide you with an overview of economic events that occurred over the past fiscal year and explain how we positioned the funds in relation to those events.

ECONOMY REMAINS FAVORABLE TO BONDS
Many bond market observers have described the past year's economy as a "Goldilocks" economy. And it's no wonder. Declining interest rates, low inflation and a shrinking budget deficit have produced a favorable investment environment for bonds.
   This bond-friendly landscape has played a key role in the success of nearly all types of bonds. The yield of the benchmark 30-year Treasury bond on June 30, 1998, fell to 5.62 percent -- a 30-year low -- compared with 6.78 percent one year ago. In the past, bond funds have experienced their heaviest net inflows during periods of falling interest rates, and 1997 proved no exception with net inflow of $44.5 billion,* the highest rate since 1993. Through June of this year, net inflows were $40 billion.*

ASIA: A MIXED BLESSING
The well-chronicled problems of many Asian economies were a major factor in shaping investor psychology over the past year. For the bond market, concerns about these struggling economies had two distinct and divergent effects.
   First, Asia's woes caused investors both here and abroad to invest heavily in U.S. Treasury bonds. This "flight to quality," or search for a relatively safer investment, boosted prices as yields fell to 30-year lows. (Yields move in the opposite direction of prices.) In addition, Asian uncertainty kept inflation at bay, which has helped to sustain a generally positive domestic economic environment.
   Second, while Treasury securities rallied, corporate and high yield bonds suffered somewhat over perceptions of Asia's possible impact on the earnings potential of some companies that trade with that region. Concurrently, oversupply in both of these markets has caused yield spreads to widen. As a result, it was difficult for corporate and high yield bonds to keep pace with Treasury securities. So it was no surprise that bond funds that emphasized Treasury securities over this period delivered better relative performance than funds with a higher concentration of corporate bonds or high yield bonds.

   Nonetheless, we think corporate bonds remain attractive going forward. These bonds historically have paid a higher yield than Treasury securities because the risk of corporate default is greater than the risk of potential default by the U.S. government. Given the economy's strength, the current yield spread between corporate and Treasury bonds and the limited risk of default for corporate investment grade bonds, many market observers believe they may provide a good investment opportunity over the next several quarters.

THE ROAD AHEAD
For the foreseeable future, we believe that Asian turmoil could help keep inflation in check and interest rates stable. Although the U.S. economy has been remarkably strong, so far Federal Reserve Chairman Alan Greenspan has been reluctant to raise rates. This is in part due to the drag the Asian crisis has had on the U.S. economy. However, worries that a tighter labor market may ignite inflation seem to be a significant concern and likely will remain a focal point for evaluating the future direction of interest rates.
   While there appears to be near-term uncertainty created largely by Asia, the general U.S. economy appears to be in very good condition. Inflation is tame, the economy continues to expand, and consumer confidence remains strong. All of these factors could provide ongoing bond market support in the coming quarters.

THE BASICS
No one can predict what might happen to the markets in the future.
But no matter what direction you think the economy is heading, it's important to remember the basics. We believe investors must understand the factors that move the markets --not just to profit from them, but to gain the patience to ride out short-term volatility. Think long term and re-evaluate your investment portfolio from time to time to make sure it continues to match your goals, risk tolerance and time horizon.

   Sincerely,


   Thomas W. Butch
   President
   July 31, 1998

*Bond fund net inflows are from the Investment Company Institute monthly and annual statistical releases.

Fund Performance
--------------------------------------------------------------------------------

There are several ways to evaluate a fund's historical performance. You can look at the cumulative return percentage, the average annual return percentage or the growth of a hypothetical $10,000 investment. Each performance figure includes changes in a fund's share price, plus reinvestment of any dividends (net investment income) and capital gains (the profits the fund earns when it sells fixed income securities that have grown in value).
--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
                           Periods ended June 30, 1998

                                         PAST 1    PAST 3    PAST 5     PAST 10
                                          YEAR      YEARS     YEARS      YEARS
--------------------------------------------------------------------------------
MUNICIPAL MONEY MARKET FUND               3.10%     3.10%     2.84%      3.53%
INTERMEDIATE MUNICIPALS FUND              6.84      6.46      5.40       6.99
Lehman 10-Year Municipal Bond Index       8.48      7.73      6.55       8.24
Lehman 7-Year Municipal Bond Index        7.34      6.65      5.86         --
MANAGED MUNICIPALS FUND                   8.37      7.72      5.95       7.99
HIGH-YIELD MUNICIPALS FUND                8.32      8.02      6.67       8.02
Lehman Municipal Bond Index               8.66      7.85      6.46       8.30
--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. The Lehman 10-Year Municipal Bond Index, the Lehman 7-Year Municipal Bond Index and the Lehman Municipal Bond Index are unmanaged groups of fixed income securities that differ from the composition of each Stein Roe fund; they are not available for direct investment.

Investment Comparison
--------------------------------------------------------------------------------
COMPARISON of change in value of a $10,000 investment for the years ended
June 30.
--------------------------------------------------------------------------------
Intermediate Municipals Fund
Mountain chart:
                        Intermediate           Lehman 10-Year
                        Municipals             Municipal
                        Fund                   Bond Index
6/30/88                 10000                  10000
6/30/89                 10687                  10962
6/30/90                 11420                  11741
6/30/91                 12357                  12827
6/30/92                 13626                  14279
6/30/93                 15114                  16075
6/30/94                 15290                  16234
6/30/95                 16298                  17659
6/30/96                 17194                  18787
6/30/97                 18406                  20353
6/30/98                 19664                  22079

--------------------------------------------------------------------------------
Managed Municipals Fund
Mountain Chart:
                        Managed                Lehman
                        Municipals             Municipal
                        Fund                   Bond Index
6/30/88                 10000                  10000
6/30/89                 11284                  11139
6/30/90                 11980                  11898
6/30/91                 13051                  12970
6/30/92                 14606                  14497
6/30/93                 16182                  16231
6/30/94                 16136                  16258
6/30/95                 17284                  17692
6/30/96                 18369                  18867
6/30/97                 19935                  20424
6/30/98                 21603                  22193

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. These graphs compare the performance of the Stein Roe funds to the Lehman 10-Year Municipal Bond Index and the Lehman Municipal Bond Index, each an unmanaged group of fixed income securities that differs from the composition of each Stein Roe fund; they are not available for direct investment.

Investment Comparison
--------------------------------------------------------------------------------
COMPARISON of change in value of a $10,000 investment for the years ended
June 30.
--------------------------------------------------------------------------------
High-Yield Municipals Fund
Mountain Chart:
                           High-Yield                Lehman
                           Municipals                Municipal
                           Fund                      Bond Index
6/30/88                    10000                     10000
6/30/89                    11381                     11139
6/30/90                    12248                     11898
6/30/91                    13326                     12970
6/30/92                    14522                     14497
6/30/93                    15666                     16231
6/30/94                    15815                     16258
6/30/95                    17168                     17692
6/30/96                    18347                     18867
6/30/97                    19975                     20424
6/30/98                    21637                     22193


PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. This graph compares the performance of the Fund to the Lehman Municipal Bond Index, an unmanaged group of fixed income securities that differs from the composition of the Fund; it is not available for direct investment.

Investment Comparison CONTINUED
--------------------------------------------------------------------------------
MAKING THE MOST OF PERFORMANCE

         The wide assortment of performance data available today can be a mixed blessing. On one hand, a fund's performance results can be a valuable source of information when considering an investment. On the other hand, even seasoned investors may find the wide array of data and the different methods of interpretation confusing.
           That's why one of the most important pieces of advice we can give you is to remember that a fund's past performance is just that -- past. While a fund's past performance is not a guarantee of how it will perform in the future, it can help you make rational decisions about the funds you currently hold or about funds you might be considering. The price and total return of a mutual fund will change daily and if you sell your shares during a downturn in the market, you might lose money. But if you can ride out the market's ups and downs, your fund might achieve a gain.
           When your fund experiences a temporary downturn, it's important to remember why you chose that fund in the first place. If your fund has an investment strategy in which you believe and which is properly matched to your financial goals, there is probably no reason to change course. It can be shortsighted to sell an investment at its lowest point. In fact, that may be the time when you should be investing more, to take advantage of a potential upturn.
           No one can make your financial decisions better than you. We hope this report helps you to better understand and evaluate your fund's performance, and serves as a helpful aid in making intelligent, appropriate investment decisions. If you have any questions, please call a Stein Roe account representative at 800-338-2550.

Q&A
--------------------------------------------------------------------------------
AN INTERVIEW WITH VERONICA WALLACE,
PORTFOLIO MANAGER OF SR&F MUNICIPAL MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------

Photo of: Veronica Wallace

FUND DATA
INVESTMENT OBJECTIVE:
Seeks maximum current tax-free income consistent with safety of capital and maintenance of liquidity by investing principally in a diversified portfolio of short-term municipal securities.

FUND INCEPTION:
March 15, 1983

TOTAL NET ASSETS:
$115.3 million

Q: HOW DID THE FUND PERFORM DURING THE FISCAL YEAR ENDED JUNE 30, 1998?
A: With a return of 3.10 percent, Municipal Money Market Fund finished the fiscal year just ahead of its Lipper tax-exempt money market fund peer group, which posted a return of 3.09 percent. The Fund's seven-day current tax-exempt yield was 3.00 percent on June 30, 1998, which is a tax-equivalent yield of 4.96 percent for an investor in the 39.6 percent tax bracket.

Q: WHAT WAS YOUR STRATEGY FOR THE YEAR?

A: Our strategy was to maintain our structure, as appropriate, given the interest rate environment. We wondered if the Federal Reserve would increase interest rates at points throughout the year. Inflation remained muted, resulting in stable interest rates for the entire year. This provided a steady environment for money market funds, and we believe Municipal Money Market Fund was well positioned.

Q: WHERE DID YOU FOCUS YOUR BUYING?

A: We increased our position in tax-exempt bonds because they were offering slightly better yields than other instruments throughout the year. Our usual trend of investing a large portion of our assets in one-year instruments for liquidity purposes was not as effective this year because these issues were not offering as much yield as other tax-exempt bonds.

Q: WHY WAS THE AVERAGE MATURITY OF THE PORTFOLIO LONGER?

A: There are a few reasons why the portfolio's average maturity was 15 days longer than it was last year at this time. First, many of the tax-exempt bonds we purchased had maturities of nearly one year. Second, we reinvested some of the proceeds from our June maturities in one-year notes. And finally, we sold many of our shorter-term holdings to accommodate the outflows that are typical in this tax-payment quarter. We expect that our duration will shorten again in the third quarter, and we plan to then maintain it at a more neutral level.

Q: WHY WAS IT HARD TO FIND ATTRACTIVE ONE-YEAR NOTES?

A: We believe it was difficult for a few reasons. The economy was so strong throughout the fiscal year that municipal issuers had less of a borrowing need, so there was less issuance. Also, some brokerage houses have been buying one-year notes and derivitizing them. This means the broker takes a one-year note and restructures it into a variable rate security -- a bond whose interest is reset daily or weekly. Finally, issuance this year has been heavier in the 15-month range, which is beyond our investment parameters. All of these factors restricted supply and drove prices up in this sector. We plan to continue to invest in one-year notes, but not as significantly as in the past unless current trends ease and yields subsequently increase.

Q: WHAT IS YOUR OUTLOOK?

A: Our short-term outlook focused on July -- a month that historically has brought heavy coupon payments and large cash flows to the market, causing short-term rates to drop significantly. Daily variable-rate demand notes are most affected by this seasonal occurrence, so we have limited our purchases of them. And although we expect new issuance in August, we don't expect it to be heavy since most municipal issuers favor the month of June. Longer-term, we foresee making only minor changes. We are pleased with the performance potential of our current structure for coming months so we do not plan to alter the structure of the portfolio unless we see a spike in rates in any given sector.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND
INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Holdings disclosed as a percentage of SR&F Municipal Money Market Portfolio. Portfolio holdings are as of June 30, 1998; portfolio data is subject to change. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. Tax-equivalent yield is shown for the 39.6 percent tax bracket, which applies to investors with incomes higher than $271,050 per year. Tax-free income is exempt from federal taxes, but may be subject to state and local taxes and federal alternative minimum tax. The Adviser currently limits expenses to 0.70 percent of average net assets, subject to termination upon 30 days' notice to the Fund. Absent past limits, the seven-day current tax-free and tax-equivalent yields at June 30, 1998, would have been 2.85 percent and 4.72 percent, respectively, and total return would have been less. An investment in the Fund is neither insured nor guaranteed by the U.S. government, and there is no assurance that the Fund will be able to maintain its stable net asset value of $1 per share. According to Lipper Analytical Services, Inc., an independent monitor of mutual fund performance, the median returns for the Fund's tax-exempt money market fund peer group for the one-, five- and 10-year periods ended June 30, 1998, were 3.09 percent, 2.84 percent and 3.60 percent, respectively.

Portfolio Highlights
--------------------------------------------------------------------------------
SR&F Municipal Money Market Portfolio
                             SECURITY TYPE BREAKDOWN

                                                 PORTFOLIO          PORTFOLIO
                                               JUNE 30, 1998      JUNE 30, 1997
--------------------------------------------------------------------------------
Corporate-Backed:
  Industrial                                        23.0%               17.0%
  Steel/Metal                                        8.9                 8.7
  Utility                                            7.6                 8.7
  Food Industry                                      5.0                 5.3
  Chemical                                           4.7                 5.0
  Other Corporate-Backed                             1.2                 4.8
Revenue:
  Housing                                           14.2                12.0
  Education                                          4.6                 5.1
  Electric                                           3.3                 0.3
  Hospital                                           2.1                 5.6
  Water & Sewer                                      1.5                 1.4
  Student Loan                                       1.4                 3.5
  Tax                                                1.1                 3.5
  Airport                                            0.7                  --
  Other Revenue                                     11.2                12.1
General Obligation                                   9.5                 5.0
Escrowed                                              --                 2.0
--------------------------------------------------------------------------------
Total                                              100.0%              100.0%

--------------------------------------------------------------------------------
                                    MATURITY
                            As of June 30, 1998       As of June 30, 1997
Greater than 299 Days       11.0%                      8.2%
180-299 Days                 7.3%                      3.8%
90-179 Days                  6.5%                      4.7%
30-89 Days                   3.7%                      9.9%
0-29 Days                   71.5%                     73.4%

Q&A
-------------------------------------------------------------------------------
AN INTERVIEW WITH JOANNE COSTOPOULOS,
PORTFOLIO MANAGER OF INTERMEDIATE MUNICIPALS FUND

Photo of: Joanne Costopoulos

FUND DATA
INVESTMENT OBJECTIVE:
Seeks high current yield exempt from federal income tax, consistent with capital preservation, through investment primarily in the three highest grades of intermediate-term municipal securities. The dollar-weighted average maturity of the Fund's portfolio is between three and 10 years.

FUND INCEPTION:
Oct. 9, 1985

TOTAL NET ASSETS:
$195.7 million

Q: HOW DID THE FUND PERFORM?
A: The Fund's total return for the fiscal year ended June 30, 1998, was 6.84 percent -- ahead of the Lipper intermediate municipals fund peer group median return of 6.72 percent, but behind the Lehman 10-Year Municipal Bond Index return of 8.48 percent for the same period. The Fund had a shorter maturity than the Lehman 10-Year Index for most of the year. For that reason, we believe it's more meaningful to compare the Fund's total return for the year to that of the shorter-duration municipal bond benchmark, the Lehman 7-Year Municipals Index. This Index had a total return of 7.34 percent for the Fund's fiscal year which is more in line with the Fund's total return for the one-year period. We did increase the Fund's average maturity at the end of the year to 8.8 years once we were confident that interest rates would remain unchanged.

Q: WHAT AFFECTED THE FUND'S PERFORMANCE?

A: The low interest rate environment has continued to afford issuers the opportunity to refund older debt. As a result, a number of our holdings have been prerefunded to their first call date and escrowed in U.S. Treasury securities. Consequently, these issues are insulated from credit risk and their value increases. Because we try to maintain a strong high-quality position, we favor holding onto these bonds.
   The low interest rate environment has also caused the spreads (difference in yields) between credit quality sectors to tighten. This means that investors are not compensated for taking on the additional credit risk associated with investing in lower-rated securities. So we did not make purchases in these lower-quality investments. Lower-quality bonds did, however, slightly outperform the high-quality investments held by the portfolio.

Q: HOW DID NEW ISSUANCE AFFECT THE MARKET THIS YEAR, AND WHERE DID YOU MAKE PURCHASES?

A: New issuance for the first half of calendar year 1998 was about 50 percent higher than it was during the first six months of calendar year 1997. New issuance was concentrated in the health care, public facility and electric power sectors. We took advantage of inexpensive new issuance in the hospital sector as that sector became more attractive to us. We believe nonprofit hospitals are proving their ability to compete with HMOs and therefore, our outlook for that sector is positive. As a result, our holdings in the sector increased to 10.0 percent at June 30, 1998, from 7.8 percent of the portfolio's total holdings at June 30, 1997.

Q: HOW HAS THE ASIAN CRISIS AFFECTED THE MUNICIPALS MARKET?

A: The Asian crisis boosted the value of the dollar and, consequently, the performance of Treasury bonds. This compounded the negative impact of oversupply in the municipal bond market and the poor performance of the sector. If initiatives to resolve problems in Asia are successful in the near term, our concerns about the market's affect on performance will be alleviated. We believe interest rates may then increase and municipals may begin to outperform Treasuries.

Q: WHAT'S YOUR OUTLOOK?

A: We expect that the high new issue volume we've seen in 1998 will reduce tax-exempt issuance in the later part of the calendar year. In addition, there's a possibility that global economies might stabilize, producing higher interest rates in this country. Each of these situations would alter the relationship between municipal and Treasury bonds so that we may once again see the municipals sector outperform.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Portfolio holdings are as of June 30, 1998; portfolio data is subject to change. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. Tax-free income is exempt from most federal taxes, but may be subject to state and local taxes and federal alternative minimum tax. Capital gains are subject to federal, state and local taxes. The Adviser currently limits expenses to 0.70 percent of average net assets, subject to termination upon 30 days' notice to the Fund. Absent past limits, total return would have been less. The Lehman 10-Year Municipal Bond Index and the Lehman 7-Year Municipal Bond Index are unmanaged groups of municipal bonds that differ from the composition of the Fund; they are not available for direct investment. According to Lipper Analytical Services, Inc., an independent monitor of mutual fund performance, the median returns for the Fund's intermediate municipal fund peer group for the one-, five and 10-year periods ended June 30, 1998, were 6.72 percent, 5.34 percent and 6.92 percent, respectively.

Fund Highlights
--------------------------------------------------------------------------------
Intermediate Municipals Fund

                             SECURITY TYPE BREAKDOWN

                                                 PORTFOLIO          PORTFOLIO
                                               JUNE 30, 1998      JUNE 30, 1997
--------------------------------------------------------------------------------
General Obligation                                  20.0%               24.5%
Escrowed                                            13.8                12.1
Revenue:
  Water & Sewer                                     12.0                11.1
  Hospital                                          10.0                 7.8
  Airport                                            7.2                 5.9
  Electric                                           6.0                 5.8
  Education                                          5.3                 3.8
  Toll                                               4.0                 4.0
  Tax                                                3.6                 3.6
  Student Loan                                       2.5                 2.9
  Waste Disposal                                     2.3                 2.3
  Other Revenue                                      8.2                 9.4
Corporate-Backed                                     5.1                 6.8
--------------------------------------------------------------------------------
Total                                              100.0%              100.0%

--------------------------------------------------------------------------------
                                    MATURITY
                             As of June 30, 1998        As of June 30, 1997
Greater than 15 Years        14.1%                      12.7%
10-15 Years                  18.9%                      19.3%
5-10 Years                   40.4%                      45.2%
0-5 Years                    26.6%                      22.8%


--------------------------------------------------------------------------------
                                PORTFOLIO QUALITY
                             As of June 30, 1998        As of June 30, 1997
BBB and Below                 3.6%                       8.0%
A                            14.4%                      11.7%
AA                           10.3%                       9.5%
AAA                          71.7%                      70.8%

Q&A
--------------------------------------------------------------------------------
AN INTERVIEW WITH JANE MCCART, PORTFOLIO MANAGER OF MANAGED MUNICIPALS FUND
AND SR&F HIGH-YIELD MUNICIPALS PORTFOLIO

Managed Municipals Fund Q&A

Photo of : Jane McCart
FUND DATA
INVESTMENT OBJECTIVE:
Pursues high tax-free income consistent with capital preservation by investing in a quality-conscious portfolio of long-term municipal securities.

FUND INCEPTION:
Feb. 23, 1977

TOTAL NET ASSETS:
$583.1 million
MANAGED MUNICIPALS FUND Q&A

Q: HOW DID THE FUND PERFORM?

A: Managed Municipals Fund returned 8.37 percent for the fiscal year ended June 30, 1998, slightly outperforming the 8.36 percent return of the Lipper general municipals debt fund peer group, yet coming in below the Lehman Municipal Bond Index return of 8.66 percent for the same time period.

Q: WHAT SIGNIFICANT EVENTS OCCURRED IN THE MUNICIPAL MARKET THROUGHOUT THE FISCAL YEAR?

A: Long-term interest rates have gone down about one half of a percentage point since this time last year and credit spreads continued to tighten due to municipal bond insurance saturating the market. Prices also leveled off as other sectors of the bond market offered investors higher yields.

Q: HOW DID YOU STRUCTURE THE PORTFOLIO?

A: We had a hard time finding value throughout the year, so we took advantage of supply and demand imbalances. For example, when an overwhelming amount of supply in specialty state issues drove prices down, we bought. Then, when supply tightened and prices rose to more normal levels, we sold at a premium to what we paid.
   Now that so many issues are insured, and the economic condition of almost all types of municipalities has improved, it's hard to bet on any single sector outperforming. Therefore, we maintain exposure across the spectrum.

Q: WHAT WERE SOME THEMES YOU FOLLOWED THROUGHOUT THE YEAR?

A: We maintained our large 40 percent holding in high-coupon noncallable bonds. These bonds are attractive during times of market volatility because, as their name suggests, they cannot be called. Therefore, when the market is strong, the issuer cannot call back these securities. That allows us to benefit from potential price increases. They also offer protection in a declining interest rate environment because of their high coupons, which benefited the Fund's performance this year. We have been trying to extend the duration of our noncallable holdings because, as their duration shortens, the value of the noncallable feature diminishes. However, we've had a hard time finding these securities at what we consider to be attractive prices.

Q: HOW HAVE YOUR HOLDINGS CHANGED OVER THE YEAR?

A: We held a significant amount of high-quality bonds throughout the year. Overall, the quality of the portfolio increased because some of the bonds were escrowed in U.S. Treasury securities and therefore earned a higher quality rating. Our position in BBB-rated bonds decreased almost 6 percent and that's due partly to short-term positioning to take advantage of lower-rated specialty-state supply and demand imbalances.

Q: THE HOSPITAL SECTOR WAS HISTORICALLY A COMMON INVESTMENT THEME UNTIL THE PAST FEW YEARS. WHAT'S YOUR CURRENT OUTLOOK TOWARD THAT SECTOR?

A: Although we still have holdings in this sector, we reduced our exposure to hospitals over the past few years due to the non-profit vs. for-profit and HMO issues plaguing that market. More recently, however, the hospital sector improved as the non-profits proved that they can compete with for-profit organizations by consolidating, forming alliances and cutting back on expenses. We're regaining our confidence in that sector.

Q: WHAT'S YOUR OUTLOOK?

A: We think heavy new issuance and lack of investor interest has kept municipal bonds cheap compared to their taxable counterparts throughout the fiscal year. In fact, the difference in prices is wider than we've seen in a long time. This, in conjunction with a low inflation environment, leads us to believe that municipal bonds are an attractive purchase at this time.
   We're confident about the portfolio's current holdings and don't plan to adjust our current structure unless interest rates change.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND
INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Portfolio holdings are as of June 30, 1998; portfolio data is subject to change. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. Tax-free income is exempt from most federal taxes, but may be subject to state and local taxes and federal alternative minimum tax. Capital gains are subject to federal, state and local taxes. The Lehman Municipal Bond Index is an unmanaged group of municipal bonds that differs from the composition of the Fund; it is not available for direct investment. According to Lipper Analytical Services, Inc., an independent monitor of mutual fund performance, the median returns for the Fund's general municipal debt fund peer group for the one-, five- and 10-year periods ended June 30, 1998, were 8.36 percent, 5.76 percent and 7.95 percent, respectively.

Q&A CONTINUED
--------------------------------------------------------------------------------

FUND DATA
INVESTMENT OBJECTIVE:
Seeks a high level of tax-free income consistent with capital preservation by investing in longer-term municipal securities, principally of medium and lower quality.

FUND INCEPTION:
March 5, 1984

TOTAL NET ASSETS:
$341.8 million

SR&F HIGH-YIELD MUNICIPALS PORTFOLIO Q&A

Q: HOW DID THE FUND PERFORM?

A: We believe the Fund performed well throughout the year as investors continued to favor high-yield bonds as an attractive alternative to volatile U.S. equities. The Fund returned 8.32 percent for the fiscal year ended June 30, 1998, while the Lehman Municipal Bond Index and the Lipper high-yield municipals debt fund peer group returned 8.66 percent and 9.52 percent, respectively, for the same time period.

Q: WHY DID THE PORTFOLIO UNDERPERFORM ITS PEER GROUP?

A: A paper de-inking plant issue that we owned experienced start-up difficulties which negatively impacted the Fund's performance in the early part of the fiscal year. We sold that holding, but its affect on performance kept us behind the peer group for the entire year. In addition, our holdings didn't experience as many refundings as other funds in our peer group.

Q: WHAT WENT ON IN THE HIGH-YIELD MUNICIPAL MARKET THIS YEAR?

A: Opportunities were limited for most of the year. The spreads, or difference in prices, between credit quality sectors continued to narrow as the number of municipal bonds backed by insurance increased. It was hard to find attractive issues in the mid-investment grade category and investors began to reach for yield in lower-quality investments such as start-up continuing care facilities. We stopped buying these types of securities about a year ago because we felt we weren't getting compensated for the risk. Now, some of those facilities are experiencing difficulties and investors who purchased them are beginning to demand higher yields, though not yet at the level that we believe is justified. A similar risk/reward situation exists in the co-generation/independent power project sector. We own bonds in this sector, but we are comfortable with the issues we own. We think investors are now more cautious and therefore, we're seeing spreads widen among certain issues.

Q: DID YOU ADD TO YOUR POSITION IN THE POWER PROJECT SECTOR?
A: Yes, we did buy some additional issues in the co-generation/power plant sector. These facilities generally convert a waste by-product to energy. The power is then usually sold to public utilities or a manufacturing plant adjacent to the power plant. We invested in low-cost power producers that we believe will remain competitive in the changing environment of power production.

Q: INVESTING IN ELECTRICAL UTILITIES IS A NEWER THEME FOR THE PORTFOLIO. BECAUSE OF THE DEREGULATION IN THAT INDUSTRY, IT SEEMS LIKE AN OPPORTUNISTIC MOVE. CAN YOU EXPLAIN HOW THE PORTFOLIO MAY BENEFIT?

A: We think this will be an attractive sector going forward. Deregulation will cause companies to operate more efficiently to gain market share. And demand has been intense this year, due to unexpectedly warm weather and several nuclear power-plant closings. We also think peak demand in the summer months will drive prices even higher in this sector. So companies that operate well and have the supply to sell stand to see abundant profits. Because the driving force behind profits is a supply/demand issue, some companies also stand to suffer from this trend. The key to uncovering opportunities in this sector is through credit research, which is one of Stein Roe's strengths.

Q: WHAT'S YOUR OUTLOOK?

A: We plan to maintain our current posture, while looking for opportunities to purchase lower-rated securities at attractive prices. Near the end of the fiscal year, we began to see some credit spreads widen. If spreads widen enough to warrant attractive purchases, we plan to buy higher-risk securities. We also believe that if supply remains strong in the municipal market, issues will stay cheap compared to their taxable counterparts.
   We anticipate that the Federal Reserve will base its next interest rate move on events in Asia and that will likely guide the overall markets' next moves. If interest rates remain low, municipal bonds should remain cheap.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Holdings are disclosed as a percentage of SR&F High-Yield Municipals Portfolio. Portfolio holdings are as of June 30, 1998; portfolio data is subject to change. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. Tax-free income is exempt from federal taxes, but may be subject to state and local taxes and federal alternative minimum tax. Capital gains are subject to federal, state and local taxes. The Lehman Municipal Bond Index is an unmanaged group of municipal bonds that differs from the composition of the portfolio; it is not available for direct investment. According to Lipper Analytical Services, Inc., an independent monitor of mutual fund performance, the median returns for the Fund's tax-exempt high yield municipal debt fund peer group for the one-, five- and 10-year periods ended June 30, 1998, were 9.52 percent, 6.44 percent and 8.05 percent, respectively. Investing in high yield bonds involves greater credit and other risks not generally associated with investing in higher-quality securities.

Fund Highlights
--------------------------------------------------------------------------------
Managed Municipals Fund

                             SECURITY TYPE BREAKDOWN

                                                 PORTFOLIO          PORTFOLIO
                                               JUNE 30, 1998      JUNE 30, 1997
--------------------------------------------------------------------------------
General Obligation                                  19.1%               17.1%
Escrowed                                            16.5                11.9
Corporate-Backed:
  Utility                                            5.2                 6.3
  Paper                                              3.4                 3.3
  Industrial                                         3.1                 3.0
  Other Corporate-Backed                             1.9                 1.4
Revenue:
  Housing                                           13.2                13.3
  Electric                                           9.0                10.0
  Water & Sewer                                      7.7                 6.8
  Toll                                               7.6                 7.7
  Airport                                            3.5                 3.6
  Sales Tax                                          3.1                 2.8
  Hospital                                           2.4                 5.4
  Student Loan                                       1.8                 3.1
  Other Revenue                                      2.5                 4.3
--------------------------------------------------------------------------------
Total                                              100.0%              100.0%

--------------------------------------------------------------------------------
                                    MATURITY
                               As of June 30, 1998         As of June 30, 1997
GREATER THAN 25 YEARS          10.3%                       14.8%
20-25 YEARS                    12.2%                       17.4%
15-20 YEARS                    23.8%                       26.6%
10-15 YEARS                    34.0%                       22.6%
5-10 YEARS                      7.2%                        7.3%
LESS THAN 5 YEARS              12.5%                       11.3%


--------------------------------------------------------------------------------
                                PORTFOLIO QUALITY
                               As of June 30, 1998         As of June 30, 1997
BBB and Below                   5.5%                       10.4%
A                              25.8%                       25.9%
AA                             32.0%                       26.8%
AAA                            36.7%                       36.9%

Fund Highlights
--------------------------------------------------------------------------------
                      SR&F High-Yield Municipals Portfolio

                             SECURITY TYPE BREAKDOWN

                                                 PORTFOLIO          PORTFOLIO
                                               JUNE 30, 1998      JUNE 30, 1997
--------------------------------------------------------------------------------
Escrowed                                            20.3%               17.8%
  Housing                                           11.6                12.2
  Hospital                                           6.1                 8.8
  Electric                                           6.0                 7.2
  Student Loan                                       2.2                 2.3
  Airport                                            2.1                 4.2
  Toll                                               2.0                 4.7
  Other Revenue                                     12.4                11.9
Corporate-Backed:
  Utility                                           11.2                 9.0
  Airline                                            7.2                 5.6
  Industrial                                         5.1                 3.5
  Paper                                              3.0                 3.2
  Other Corporate-Backed                             2.8                 1.2
General Obligation                                   8.0                 8.4
--------------------------------------------------------------------------------
Total                                              100.0%              100.0%


--------------------------------------------------------------------------------
                                    MATURITY
                                As of June 30, 1998          As of June 30, 1997
GREATER THAN 25 YEARS           24.4%                        24.6%
20-25 YEARS                     15.2%                        22.9%
15-20 YEARS                     21.3%                        19.3%
10-15 YEARS                     12.1%                        10.0%
5-10 YEARS                      9.7%                         9.3%
LESS THAN 5 YEARS               17.3%                        13.9%


--------------------------------------------------------------------------------
                                PORTFOLIO QUALITY
                                As of June 30, 1998          As of June 30, 1997
B and Below/Non Rated           19.4%                        18.8%
BB                               7.9%                         9.7%
BBB                             21.6%                        22.2%
A                               19.9%                        22.3%
AA                              10.5%                         9.0%
AAA                             20.7%                        18.0%

SR&F Municipal Money Market Portfolio
--------------------------------------------------------------------------------
Portfolio of Investments at June 30, 1998
(Dollar amounts in thousands)

                                                         Principal     Amortized
MUNICIPAL SECURITIES (102.6%)                               Amount          Cost
--------------------------------------------------------------------------------
ARIZONA (0.9%)
Maricopa County Industrial Development Authority Multi-Family
   Housing Revenue (Vista Ventana Apartments Project, gtd. by
   FNMA) VRDB 3.650% (a).............................      $ 1,200       $ 1,200

ARKANSAS (5.6%)
Clark County Solid Waste Disposal Revenue (Reynolds Metals
   Project, LOC SunTrust Bank) VRDB 3.650% (a).......        3,000         3,000
Pulaski County Public Facilities Board Multi-Family Revenue
   (Chenel Park Apartments Project, LOC PNC Bank
   Kentucky) VRDB 3.800% (a).........................        4,400         4,400
                                                                        --------
                                                                           7,400
CALIFORNIA (1.5%)
California Schools Cash Reserve Program Authority Revenue Notes
   Series A (AMBAC Insured, gtd. by Trinity Funding GIC)
   4.750% 7/2/98.....................................          500           500
Los Angeles County GO TRAN Series 98-99A 4.500% 6/30/99      1,000         1,008
Los Angeles Unified School District GO TRAN Series 97-98
   4.500% 7/1/98.....................................          500           500
                                                                        --------
                                                                           2,008
COLORADO (1.7%)
Colorado Health Facilities Authority Revenue (AMC Cancer Research
   Center, LOC U.S. Bank) Series B Variable Rate 3.750%
   Optional Put 1/15/99..............................        1,000         1,000
Denver Airport Revenue Series A (LOC Bayerische Landesbank
   Girozentrale) Variable Rate 3.850%
   Mandatory Put 7/13/98 (a).........................        1,000         1,000
East Grand County School District No. 2 GO (AMBAC Insured)
   3.700% 12/1/98....................................          230           230
                                                                        --------
                                                                           2,230
DELAWARE (2.3%)
Delaware Economic Development Authority IDR (Star Enterprise,
   Delaware Clean Power Project, LOC Canadian Imperial Bank)
   Series C VRDB 3.650% (a)..........................        3,000         3,000

DISTRICT OF COLUMBIA (1.6%)
District of Columbia (American University, LOC National
   Westminster Bank) VRDB 3.600%.....................        1,100         1,100
District of Columbia GO TRAN Series 98C (LOC Union Bank
   of Switzerland) 5.000% 9/30/98....................        1,000         1,003
                                                                        --------
                                                                           2,103
FLORIDA (1.5%)
Dade County GO (FGIC Insured) 6.500% 11/1/98.........        1,045         1,054
Putman County Development Authority PCR (Seminole Electric
   Cooperative Project, gtd. by National Rural Utilities Cooperative
   Finance) Variable Rate 3.650% Optional Put 12/15/98       1,000         1,000
                                                                        --------
                                                                           2,054
GEORGIA (2.0%)
Gwinnett County Development Authority IDR (Price Companies
   Project, LOC NationsBank of Georgia) VRDB 3.700% (a)      2,600         2,600

--------------------------------------------------------------------------------
SR&F Municipal Money Market Portfolio
--------------------------------------------------------------------------------
CONTINUED                                                Principal     Amortized
                                                            Amount          Cost
--------------------------------------------------------------------------------
ILLINOIS (12.3%)
Chicago Economic Development Revenue (Crane Carton Project,
   LOC Northern Trust) VRDB 3.750%...................       $  750        $  750
Chicago Revenue (De La Salle Institute Project, LOC Northern Trust)
   VRDB 3.600%.......................................        1,000         1,000
Chicago Tax Increment Allocation (Stockyards, LOC Northern Trust)
   Series A VRDB 3.600%..............................        1,500         1,500
Cook County School District No. 100 Berwyn South GO
   (FSA Insured) 8.200% 12/1/98......................          375           381
Illinois Development Finance Authority Sewage Facilities Revenue
   (Nutrasweet Project, gtd. by Monsanto) VRDB 3.800% (a)    4,300         4,300
Illinois Development Finance Authority Solid Waste Disposal
   Revenue (Waste Management Project, LOC Chase
   Manhattan Bank) VRDB 3.550% (a)...................        2,000         2,000
Illinois Health Facility Authority Revenue (University of Chicago
   Project) 3.750% Mandatory Put 11/4/98.............        1,000         1,000
Illinois Health Facility Authority Revenue (Swedish American
   Hospital Project, AMBAC Insured) 4.400% 11/15/98..          200           200
Illinois Student Assistance Student Loan Revenue (LOC Bank of
   America Illinois) Series 96A VRDB 3.650% (a)......        1,900         1,900
Jasper/Richland Counties Community Unit School
   District No. 1 GO (AMBAC Insured) 4.100% 11/1/98..          340           340
Northbrook Park District GO 5.800% 11/1/98...........          800           805
Quad Cities Regional Economic Development Authority Revenue
   (Steel Warehouse, LOC Bank One Indiana) VRDB 3.700% (a)   2,000         2,001
                                                                        --------
                                                                          16,177
INDIANA (7.9%)
Crawfordsville Economic Development Revenue (Pedcor Investments,
   Shady Knoll Project, LOC FHLB) VRDB 3.650% (a)....        1,567         1,567
Franklin Economic Development Revenue (Pedcor
   Investments, LOC FHLB) VRDB 3.650% (a)............        2,885         2,885
Gary Environmental Improvement Revenue (U.S. Steel
   Project, LOC Bank of Nova Scotia) Floating Rate Note
   3.700% Optional Put 7/15/98.......................          500           500
Indiana Municipal Power Agency Power Supply System Revenue
   Series B (MBIA Insured) 4.850% 1/1/99.............          500           503
Kokomo Economic Development Revenue (Village Community
   Partners IV Project, LOC FHLB) VRDB 3.650% (a)....        2,940         2,940
La Porte County Economic Development Revenue (Pedcor Investments,
   Woodland Project, LOC FHLB) VRDB 3.650% (a).......        1,983         1,983
                                                                        --------
                                                                          10,378
IOWA (5.3%)
Clinton IDR (Sethness Products Project, LOC Northern Trust)
   VRDB 3.700% (a)...................................        4,000         4,000
Iowa School Corporations Cash Anticipation Program Warrant
   Certificates (FSA Insured)
     Series 97-98B 4.250% 1/28/99....................        1,000         1,004
     Series 98-99A 4.500% 6/25/99....................        2,000         2,016
                                                                         -------
                                                                           7,020
KANSAS (0.6%)
Olathe IDR (Garmin International Project, LOC NationsBank)
   VRDB 3.900% (a)...................................          800           800

--------------------------------------------------------------------------------
SR&F Municipal Money Market Portfolio
--------------------------------------------------------------------------------
CONTINUED                                                Principal     Amortized
                                                            Amount          Cost
--------------------------------------------------------------------------------
KENTUCKY (4.8%)
Clark County PCR (Eastern Kentucky Power Project, gtd. by
   National Rural Utilities Cooperative Finance) Series J-1
   Variable Rate 3.600% Optional Put 10/15/98........      $ 1,000       $ 1,000
Covington Industrial Building Revenue (White Castle Distributing,
   LOC Bank One) Series 1991 VRDB 3.700% (a).........        3,560         3,560
Shelby County Industrial Building Revenue (Roll Forming,
   LOC Bank One Kentucky) VRDB 3.700% (a)............        1,730         1,730
                                                                        --------
                                                                           6,290
LOUISIANA (0.2%)
Terrebonne Parish Hospital Service District No. 1 (General Medical
   Center Project, AMBAC Insured) 4.000% 4/1/99......          320           320

MARYLAND (1.3%)
Anne Arundel Economic Development Revenue (Baltimore Gas and
   Electric Project) Variable Rate 3.800%
Mandatory Put 9/8/98 (a).............................        1,000         1,000
Maryland State Community Development Administration Department
   of Housing and Community Development Single Family Program
   4.450% 4/1/99 (a).................................          655           658
                                                                        --------
                                                                           1,658
MICHIGAN (2.1%)
Detroit School District GO 4.500% 7/1/99.............        1,000         1,008
Lowell Michigan Area Schools GO 6.750% 5/1/99........          225           230
Michigan State Job Development Authority Revenue (Michigan
   Sugar, LOC Trust Company Bank) VRDB 3.600%........        1,600         1,600
                                                                        --------
                                                                           2,838
MISSOURI (4.2%)
Jefferson County Industrial Development Authority IDR (GHF
   Holdings Project, LOC Bank One Indiana) Series A
   VRDB 3.700% (a)...................................        3,945         3,945
Kansas City Industrial Development Authority IDR (Lanter Project,
   LOC Harris Trust & Savings Bank) VRDB 3.700%......          600           600
St. Louis General Fund TRAN 4.500% 6/30/99...........        1,000         1,008
                                                                         -------
                                                                           5,553
MONTANA (0.8%)
Montana State Board of Investment Revenue Series 1991
   Variable Rate 3.600% Optional Put 3/1/99..........        1,000         1,000

NEW HAMPSHIRE (0.9%)
New Hampshire Business Finance Authority Resource Recovery
   Revenue (Wheelabrator Concord, LOC Wachovia Bank)
   Series B VRDB 3.650% (a)..........................        1,200         1,200

NEVADA (0.5%)
Clark County GO TRAN Series 98B 4.000% 11/1/98.......          670           671

NEW JERSEY (0.4%)
Middlesex School District GO (FSA Insured) 4.750% 4/15/99      250           252
Pitman School District GO (FGIC Insured) 4.800% 4/1/99         325           327
                                                                         -------

--------------------------------------------------------------------------------
SR&F Municipal Money Market Portfolio
--------------------------------------------------------------------------------
CONTINUED                                                Principal     Amortized
                                                            Amount          Cost
--------------------------------------------------------------------------------
NEW YORK (2.3%)
Batavia School District GO (FSA Insured) 4.350% 6/15/99    $ 1,639       $ 1,649
Nassau County GO Series S (AMBAC Insured) 5.000% 3/1/99        715           720
Oceanside Unified Free School District GO (FGIC Insured)
    7.000% 6/15/99...................................          650           669
                                                                         -------
                                                                           3,038
NORTH CAROLINA (0.4%)
New Hanover County Industrial Facilities (Gang-Nail Systems Project,
   LOC Harris Trust & Savings Bank) VRDB 3.650%......          600           600

OHIO (2.2%)
Hancock County Multi-Family Revenue (Pedcor Investments, Crystal
   Glen Apartments Project, LOC FHLB) VRDB 3.7500% (a)         750           750
Ohio Environmental Improvement Revenue (U.S. Steel Project,
   LOC Pittsburgh National Bank) VRDB 3.850%.........          400           400
Ohio Housing Finance Agency Mortgage Revenue Series A-2
   3.800% 3/1/99 (gtd. by Trinity Funding GIC) (a)...        1,500         1,500
   4.050% 9/1/98 (gtd. by GNMA) (a)..................          155           155
Ohio State Higher Educational Facility Revenue Series II-B
   (AMBAC Insured) 5.875% 12/1/98....................          140           141
                                                                        --------
                                                                           2,946
OKLAHOMA (0.4%)
Tulsa County Independent School District No. 9 Union
   Board of Education GO 5.350% 5/1/99...............          500           506

PENNSYLVANIA (2.3%)
Philadelphia TRAN Series 98-99A 4.250% 6/30/99.......        1,000        1,006
Quakertown General Authority Revenue Series 96A
   (LOC PNC Bank) VRDB 3.000%........................        2,088         2,088
                                                                        --------
                                                                           3,094
PUERTO RICO (0.4%)
Puerto Rico Municipal Finance Agency Series A 4.500% 7/1/98    550           550

SOUTH CAROLINA (2.5%)
Richland County Hospital Facilities Revenue Series B
   (South Carolina Baptist Hospital, AMBAC Insured)
   6.200% 8/01/98....................................          250           250
South Carolina Jobs Economic Development Authority IDR
   (Specialty Equipment Companies, LOC Bank of America)
   VRDB 3.700% (a)...................................        3,000         3,000
                                                                        --------
                                                                           3,250
SOUTH DAKOTA (0.8%)
Yankton IDR (Alumax Project, LOC Bank of America)
   VRDB 3.500% ......................................        1,000         1,000

TENNESSEE (4.4%)
Knoxville Waste Water System Revenue 4.375% 4/1/99...          610           613
McMinn County Industrial Development Board IDR (Creative
   Fabrication Project, LOC NBD Bank) VRDB 3.750% (a)        3,321         3,321
Montgomery County Public Building Authority Pooled Financing
   Government Obligation Revenue (LOC NationsBank
   of Tennessee) VRDB 3.600%.........................        1,900         1,900
                                                                        --------
                                                                           5,834

--------------------------------------------------------------------------------
SR&F Municipal Money Market Portfolio
--------------------------------------------------------------------------------
CONTINUED                                                Principal     Amortized
                                                            Amount          Cost
--------------------------------------------------------------------------------
TEXAS (5.8%)
Bexar Metropolitan Water District Waterworks Revenue
   (MBIA Insured) 4.350% 5/1/99......................      $   300       $   301
Everman Independent School District GO (gtd. by PSF)
   4.550% 8/1/98.....................................        1,000         1,001
Galena Park Independent School District GO (gtd. by PSF)
   4.500% 8/15/98....................................          100           100
Haltom City GO (AMBAC Insured) 6.500% 2/1/99.........          300           305
Haltom City Waterworks and Sewer Revenue (FSA Insured)
   6.500% 2/1/99.....................................          100           102
Harris County Industrial Development Corporation IDR
   (Precision General Project, LOC Morgan Guaranty Trust)
   VRDB 3.700% (a)...................................        2,060         2,060
Pasadena Independent School District GO (gtd. by PSF)
   4.500% 2/15/99....................................          435           437
Richardson Independent School District GO 5.500% 2/15/99       740           747
Texas TRAN Series 97A 4.750% 8/31/98.................        2,000         2,003
Ysleta Independent School District GO (gtd. by PSF)
   3.800% 8/15/98....................................          550           550
                                                                        --------
                                                                           7,606
UTAH (0.2%)
Utah Municipal Power System Revenue (Hunter Project,.          250           251
   AMBAC Insured) 4.200% 7/1/99

VERMONT (0.7%)
Vermont Educational & Health Buildings Financing Agency Revenue
   (Middlebury College Project) Series A Variable Rate 3.750%
   Optional Put 5/1/99...............................          910           910

WASHINGTON (7.0%)
Pierce County Washington School District No. 3 Puyallup GO
   (FSA Insured) 3.650% 12/1/98......................          315           315
Seattle Water System Revenue (MBIA Insured) 4.400% 12/1/98     500           502
Washington Housing Finance Commission Multi-Family Housing
   Revenue (Hamilton Place Senior Living Project, LOC U.S. Bank
   of Washington) Series A VRDB 3.750% (a)...........        1,140         1,140
Washington State Public Power Supply System Nuclear Project No. 2
   Series C 7.200% 7/1/99............................        3,650         3,772
Yakima County Public Corporation IDR (John I. Haas Project,
   LOC Bayerische Vereinsbank) VRDB 3.800% (a).......        3,550         3,550
                                                                        --------
                                                                           9,279
WEST VIRGINIA (0.8%)
West Virginia School Building Authority Revenue (MBIA Insured)
   6.000% 7/1/98.....................................        1,000         1,000

WISCONSIN (14.0%)
Carlton PCR (Wisconsin Power & Light Project)
   VRDB 3.650% (a)...................................        6,500         6,500
Chase IDR (Belgioioso Cheese Project, LOC Bank One Wisconsin)
   VRDB 3.700% (a)...................................        1,000         1,000
Fond Du Lac IDR (Brenner Tank Project, LOC Bank One
   Wisconsin) VRDB 3.700% (a)........................        2,355         2,355
Fox Lake Redevelopment Authority IDR (Karavan Trailers Project,
   LOC Bank One Wisconsin) VRDB 3.700% (a)...........        1,600         1,600
Hamilton School District GO 4.000% 4/1/99............          415           415

--------------------------------------------------------------------------------
SR&F Municipal Money Market Portfolio
--------------------------------------------------------------------------------
CONTINUED                                                Principal     Amortized
                                                            Amount          Cost
--------------------------------------------------------------------------------
WISCONSIN (CONTINUED)
Holland IDR (White Clover Dairy Project, LOC Bank One
   Wisconsin) VRDB 3.700% (a)........................      $ 2,275       $ 2,275
Kenosha IDR (Monarch Plastics Project, LOC Bank One
   Wisconsin) VRDB 3.700% (a)........................        2,090         2,090
Oak Creek IDR (McAdams Graphics Project, LOC
   Bank One Wisconsin) VRDB 3.700% (a)...............        1,600         1,600
Sheboygan County GO Promissory Notes 3.750% 11/1/98..          200           200
Wisconsin State Clean Water Revenue Series 1 4.200% 6/1/99     500           503
                                                                        --------
                                                                          18,538
--------------------------------------------------------------------------------
TOTAL MUNICIPAL SECURITIES (102.6%) (B)..............                    135,481

OTHER ASSETS, LESS LIABILITIES (-2.6%)...............                    (3,463)
                                                                        --------
TOTAL NET ASSETS (100.0%)............................                   $132,018
                                                                        ========
--------------------------------------------------------------------------------
NOTES TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------
(a)Security is subject to federal alternative minimum tax. At June 30, 1998, the market value of these securities represented 64.1 percent of total net assets.
(b)At June 30, 1998, the cost of investments for financial reporting and federal income tax purposes was identical.

Variable rate demand bonds (VRDB) are securities whose yields are periodically reset at levels that are generally comparable to tax-exempt commercial paper. These securities are payable on demand within seven calendar days and normally incorporate an irrevocable letter of credit or line of credit from a major bank.

See accompanying Notes to Financial Statements.

Intermediate Municipals Fund
--------------------------------------------------------------------------------
Portfolio of Investments at June 30, 1998
(Dollar amounts in thousands)

                                                         Principal        Market
MUNICIPAL SECURITIES (99.4%)                                Amount         Value
--------------------------------------------------------------------------------
ARIZONA (6.5%)
Arizona State Transportation Board Highway Revenue Series A
   6.000% 7/1/00....................................     $  1,000       $  1,040
Cochise County Unified School District No. 68 Sierra Vista GO
   Series B (FGIC Insured) 9.000% 7/1/01.............       1,115          1,267
Maricopa County Hospital Revenue (Samaritan Health Services,
   escrowed in U.S. Treasury securities) 7.625% 1/1/08      2,050          2,399
Maricopa County Unified School District No. 97 Deer Valley GO
   Series A (MBIA Insured) 6.250% 7/1/06.............       1,750          1,969
Phoenix Civic Improvement Corporation
   Wastewater System Lease (escrowed in U.S. Treasury securities,
   prerefunded to 7/1/03) 6.000% 7/1/07..............       2,500          2,747
Pima County GO 6.300% 7/1/02.........................       2,500          2,693
Tempe Unified High School District No. 213 GO (FGIC Insured)
    7.000% 7/1/08....................................         500            599
                                                                        --------
                                                                          12,714
ARKANSAS (1.4%)
Beaver Water District Benton & Washington Counties Water Revenue
   (MBIA Insured) 6.000% 11/15/04....................       2,580          2,832

CALIFORNIA (7.6%)
California Educational Facilities Authority Revenue (University of
   San Francisco, MBIA Insured) 5.600% 10/1/10.......       1,000          1,098
California Housing Finance Agency Revenue Home Mortgage
   Series B-1 5.900% 2/1/04 (a)......................         940            993
California Statewide Communities Development Authority Revenue
   (Cedars-Sinai Medical Center) 5.400% 11/1/15......       2,400          2,426
Central Coast Water Authority Revenue (AMBAC Insured,
   escrowed in state and local government securities,
   prerefunded to 10/1/02) 5.950% 10/1/03............       2,000          2,183
East Bay Municipal Utility District Water System Revenue
   (AMBAC Insured, escrowed in U.S. Treasury securities)
    7.000% 6/1/00....................................       1,400          1,480
La Quinta California Redevelopment Agency Tax Allocation
   (MBIA Insured) 7.300% 9/1/09......................         750            935
Los Angeles County Public Works Financing Authority Revenue
   (escrowed in state and local government securities,
   prerefunded to 10/1/04) 5.800% 10/1/05............       1,500          1,654
San Francisco City & County Airport Commission
   International Airport Revenue Second Series
   (FSA Insured) 5.000% 5/1/25 (a)...................       2,000          1,923
Vallejo Revenue Water Improvement Project Series B
   (FGIC Insured, escrowed in U.S. Treasury securities)
   6.000% 11/1/01....................................       2,030          2,161
                                                                        --------
                                                                          14,853
COLORADO (0.3%)
Adams County School District No. 12 Series A (MBIA Insured)
   Zero Coupon (Effective Yield 6.100%) 12/15/12.....       1,300            643

DELAWARE (0.7%)
Delaware Economic Development Authority Revenue
   (General Waterworks Corporation) 6.450% 12/1/07...       1,165          1,331

Intermediate Municipals Fund CONTINUED
--------------------------------------------------------------------------------
                                                         Principal        Market
                                                            Amount         Value
--------------------------------------------------------------------------------
DISTRICT OF COLUMBIA (1.1%)
District of Columbia Revenue (Howard University, MBIA Insured)
   5.500% 10/1/13....................................     $ 2,000        $ 2,147

FLORIDA (0.4%)
Putnam County Development Authority PCR (Florida
   Power & Light Company Project) VRDB 3.750%........         400            400
St. Lucie County PCR (Florida Power & Light Company
   Project) VRDB 3.750%.............................          400            400
                                                                        --------
                                                                             800
GEORGIA (7.8%)
Atlanta Airport Facilities Revenue (AMBAC Insured)
   6.500% 1/1/07.....................................       5,000          5,708
Fulton County Water & Sewer Revenue (FGIC Insured)
   5.625% 1/1/01.....................................       1,000          1,037
Georgia GO Series A 6.250% 4/1/07....................       2,000          2,269
Georgia Municipal Electric Authority Power Revenue Series Y
   (AMBAC Insured) 6.400% 1/1/13.....................       3,000          3,490
Metropolitan Atlanta Rapid Transit Authority Sales Tax Revenue
   (AMBAC Insured)
     Series M 6.050% 7/1/01..........................       1,600          1,689
     Series P 5.800% 7/1/02..........................       1,000          1,060
                                                                        --------
                                                                          15,253
HAWAII (0.6%)
Honolulu City & County GO Series A 7.350% 7/1/06.....       1,000          1,192

ILLINOIS (8.7%)
Chicago Board of Education GO (MBIA Insured)
   6.250% 12/1/12....................................       2,100          2,404
Chicago Midway Airport Revenue Series A (MBIA Insured)
   5.700% 1/1/04 (a).................................       1,000          1,056
Chicago Skyway Toll Bridge Revenue (escrowed in U.S. Treasury
   securities, prerefunded to 1/1/04) 6.750% 1/1/17..       1,500          1,706
Chicago Water Revenue (FGIC Insured) 6.500% 11/1/09..       2,155          2,508
DuPage County Special Service Area No. 11 6.750% 1/1/14     1,180          1,356
Illinois Development Finance Authority Revenue Series A
   (Provena Health, MBIA Insured) 5.250% 5/15/18.....       3,865          3,873
Madison County Environmental Improvement Revenue
   (Shell Oil Company) Series A VRDB 3.900% (a)......         500            500
Metropolitan Pier & Exposition Authority Dedicated State Tax
   Revenue (McCormick Place Expansion Project) Series 1992A
   7.250% 6/15/05....................................       2,750          3,220
Southern Illinois University Revenue (MBIA Insured)
   Zero Coupon (Effective Yield 5.649%) 4/1/15.......       1,175            500
                                                                        --------
                                                                          17,123
INDIANA (4.0%)
Indiana State Toll Road Commission Toll Road Revenue
   (escrowed in U.S. Treasury securities) 9.000% 1/1/15     2,240          3,150
Indiana Transportation Finance Authority Airport Facilities
   Lease Revenue Series A
     6.500% 11/1/07 (escrowed in state and local government
       securities, prerefunded to 11/1/02)...........       1,040          1,136
     6.500% 11/1/07..................................       1,210          1,343
Indianapolis Local Public Improvement Bond Bank Series D
   6.500% 2/1/06.....................................       2,100          2,376
                                                                        --------
                                                                           8,005

Intermediate Municipals Fund CONTINUED
--------------------------------------------------------------------------------
                                                         Principal        Market
                                                            Amount         Value
--------------------------------------------------------------------------------
KENTUCKY (1.4%)
Kentucky State Turnpike Authority Economic Development
   Road Revenue 5.800% 1/1/04........................     $ 2,500         $2,673

LOUISIANA (2.6%)
Calcasieu Parish Industrial Development Board Environmental
   Revenue (CITGO Petroleum, LOC Banque Nationale de Paris)
   VRDB 4.000% (a)...................................         100            100
Louisiana Public Facilities Authority Student Loan Revenue
   Series A-1 5.900% 9/1/99..........................       1,655          1,688
Orleans Levee District Series A (FSA Insured)
   5.950% 11/1/07....................................       2,200          2,418
St. Charles Parish PCR (Shell Oil Company) VRDB 3.900% (a)    800            800
                                                                         -------
                                                                           5,006
MAINE (0.4%)
Maine Educational Loan Authority Educational Loan Revenue
   Series A-2 6.650% 12/1/02 (a).....................         650            693

MASSACHUSETTS (2.1%)
Massachusetts Bay Transportation Authority Series A
   7.000% 3/1/07.....................................       2,250          2,654
Massachusetts State Health and Educational Facilities Authority
   Revenue (Daughters of Charity )
     Series C 7.250% 7/1/00 .........................         400            418
     Series D 6.000% 7/1/09..........................       1,000          1,079
                                                                         -------
                                                                           4,151
MICHIGAN (4.5%)
Greater Detroit Resource Recovery Authority Revenue Series A
   (AMBAC Insured) 6.250% 12/13/05...................       2,000          2,219
Michigan State Hospital Finance Authority Revenue (Daughters of
   Charity, escrowed in state and local government securities)
   6.500% 11/1/01....................................       1,115          1,163
Michigan State Underground Storage Tank Financial Assurance
   Authority (AMBAC Insured) Series I 6.000% 5/1/05..       5,000          5,466
                                                                         -------
                                                                           8,848
MINNESOTA (0.8%)
Minneapolis & St. Paul Metropolitan Airports Commission
   (AMBAC Insured) Series A 5.000% 1/1/22............       1,500          1,470

MISSOURI (1.5%)
Missouri Rural Water Finance Corporation 4.500% 11/15/99    2,000          2,019
Missouri State Regional Convention & Sports Complex Authority
   Series A 6.600% 8/15/03..........................          830            918
                                                                         -------
                                                                           2,937
NEVADA (0.8%)
Clark County PCR (Southern California Edison) Series A
   Adjustable Rate 7.125% 6/1/09 (a).................       1,500          1,607

NEW JERSEY (2.7%)
Bergen County Utility Authority (FGIC Insured) Series A
   6.250% 6/15/06....................................       2,000          2,235
New Jersey Health Care Facilities Financing Authority Revenue
   (Hackensack Medical Center, FGIC Insured)
    6.100% 7/1/01....................................       1,000          1,056
   (Christ Hospital Group, gtd. by Connie Lee)
   7.000% 7/1/03.....................................       1,730          1,941
                                                                         -------
                                                                           5,232

Intermediate Municipals Fund CONTINUED
--------------------------------------------------------------------------------
                                                         Principal        Market
                                                            Amount         Value
--------------------------------------------------------------------------------
NEW MEXICO (2.6%)
Gallup PCR (Plains Electric Generation & Transmission
   Cooperative, MBIA Insured) 6.100% 8/15/02.........     $ 2,000        $ 2,143
Santa Fe Gross Receipts Tax Revenue (AMBAC Insured) Series A
   6.500% 6/1/06.....................................       2,555          2,905
                                                                        --------
                                                                           5,048
NEW YORK (14.1%)
New York City GO
   Series 1996C 5.700% 2/1/06........................       1,000          1,067
   Series 1997J 6.125% 8/1/11........................       5,000          5,478
   Series 1995C 7.125% 8/15/11.......................       1,560          1,676
   Series 1997H 6.000% 8/1/17........................       2,000          2,147
New York Environmental Facilities Corporation
   (State Revolving Fund) Series 1994D 6.300% 5/15/05       3,000          3,351
   (Clean Water and Drinking Revolving Fund) Series 1998C
     5.000% 6/15/19..................................       2,000          1,974
New York State Dormitory Authority Revenue
   (State University Educational Facilities)
   Series A 6.500% 5/15/05...........................       1,000          1,118
   (City University System, FGIC Insured) Series A
   5.625% 7/1/16.....................................       5,000          5,443
   (Bronx-Lebanon Hospital Center) Series E
   5.125% 2/15/09....................................       2,545          2,593
Port Authority New York & New Jersey Special Obligation Revenue
   (JFK International Air Terminal, MBIA Insured)
   6.000% 12/1/05 (a)................................       2,500          2,736
                                                                        --------
                                                                          27,583
NORTH CAROLINA (2.5%)
North Carolina Eastern Municipal Power Agency Revenue Series C
   5.500% 1/1/07.....................................       3,100          3,237
North Carolina Municipal Power Agency No. 1 Catawba Electric
   Revenue (MBIA Insured) 5.900% 1/1/03..............       1,500          1,592
                                                                        --------
                                                                           4,829
OHIO (2.3%)
Columbus GO (escrowed in state and local government securities,
   prerefunded to 9/15/01) 6.750% 9/15/04............       1,000          1,082
Loveland School District GO (MBIA Insured) 7.100% 12/1/09   3,000          3,368
                                                                        --------
                                                                           4,450
OREGON (2.0%)
Oregon State Department of Transportation Revenue (MBIA Insured)
   5.700% 6/1/02.....................................       1,220          1,290
Portland Sewer System Revenue Series B (FGIC Insured)
   5.400% 4/1/02.....................................       2,500          2,611
                                                                        --------
                                                                           3,901
PENNSYLVANIA (0.9%)
Dauphin County General Authority Hospital Revenue
   (Hapsco Group, MBIA Insured) Series B 5.800% 7/1/02      1,600          1,688

SOUTH CAROLINA (3.5%)
Berkeley County Exempt Facility IDR
   (Amoco Corporation) VRDB 3.900% (a)...............         800            800
Charleston County IDR (Zeigler Coal Holding Company,
   LOC Bank of America) VRDB 3.900% (a)..............         200            200
Piedmont Municipal Power Agency Electric Revenue (FGIC Insured)
   6.125% 1/1/07 (escrowed in U.S. Treasury securities)       335            378
   6.125% 1/1/07 ....................................       2,015          2,240

Intermediate Municipals Fund CONTINUED
--------------------------------------------------------------------------------
                                                         Principal        Market
                                                            Amount         Value
--------------------------------------------------------------------------------
SOUTH CAROLINA (CONTINUED)
South Carolina State Ports Authority Revenue (AMBAC Insured)
   6.200% 7/1/01 (a).................................     $ 1,000        $ 1,055
Sumter County Hospital Facilities Revenue (Tuomey Regional
   Medical Center, MBIA Insured) 6.625% 11/15/04....        2,000          2,247
                                                                        --------
                                                                           6,920
TENNESSEE (2.7%)
Knox County Health Educational & Housing Facilities Board
   Health Facilities Revenue (Baptist Health Systems,
   Connie Lee Insured) 5.500% 4/15/11................       2,000          2,118
Metropolitan Nashville & Davidson County Water & Sewer Revenue
   (FGIC Insured) 6.500% 1/1/10......................       2,750          3,211
                                                                        --------
                                                                           5,329
TEXAS (8.8%)
Fort Bend Independent School District GO
   (gtd. by PSF) 7.500% 2/15/00......................       1,010          1,063
Fort Worth GO 8.350% 3/1/00..........................       1,250          1,338
Gulf Coast Waste Disposal Authority PCR (Amoco Corporation)
   Series 1993 VRDB 3.900% (a)......................          500            500
   Series 1994 VRDB 3.900% (a)......................          600            600
   Series 1998 VRDB 3.900% (a)......................          200            200
Houston Water Conveyance System Participation Certificates
   Series J (AMBAC Insured) 6.125% 12/15/06..........       1,000          1,115
Port Corpus Christi Industrial Development Corporation
   (CITGO Petroleum, LOC Banque National de Paris)
   VRDB 4.000% (a)...................................         300            300
Retama Development Corporation Special Facilities Revenue
   (escrowed in U.S. Treasury securities) 8.750% 12/15/10   2,885          3,986
Round Rock Independent School District GO
   Series 1991 8.625% 8/15/00 (MBIA Insured) ........       1,270          1,386
   Series 1995 7.500% 8/1/02 (gtd. by PSF) ..........       1,200          1,345
San Antonio Water Revenue (FGIC Insured)
   6.000% 5/15/01(escrowed in state and local
   government securities)............................         415            437
   6.000% 5/15/01....................................       2,460          2,587
Texas State Higher Education Revenue Student Loan Senior Lien
   7.450% 10/1/06 (a)................................       2,320          2,473
                                                                        --------
                                                                          17,330
UTAH (0.6%)
Intermountain Power Agency Power Supply Revenue
   (MBIA Insured) Series B 6.000% 7/1/07.............       1,000          1,108

VIRGINIA (1.2%)
Danville Industrial Development Authority Hospital Revenue
   (Danville Regional Medical Center, AMBAC Insured)
   5.250% 10/1/13....................................       1,000          1,040
Virginia State Housing Development Authority
   Series A Subseries A-1 6.700% 7/1/05 (a)..........       1,280          1,376
                                                                        --------
                                                                           2,416
WASHINGTON (2.3%)
Snohomish County School District No. 2 Everett GO (MBIA Insured)
   7.250% 12/1/00....................................       2,540          2,735
   7.000% 12/1/02....................................       1,500          1,677
                                                                        --------
                                                                           4,412
                                                                        --------

Intermediate Municipals Fund CONTINUED
--------------------------------------------------------------------------------
                                                                          Market
                                                                           Value
--------------------------------------------------------------------------------
TOTAL MUNICIPAL SECURITIES (99.4%)
   (Cost $181,788) (b)................................                  $194,524
OTHER ASSETS, LESS LIABILITIES (0.6%).................                     1,127
                                                                        --------
TOTAL NET ASSETS (100.0%).............................                  $195,651
                                                                        ========
--------------------------------------------------------------------------------
NOTES TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------
(a)Security is subject to federal alternative minimum tax. At June 30,1998, the market value of these securities represented 9.2 percent of total net assets.
(b)At June 30, 1998, the cost of investments for financial reporting and federal income tax purposes was identical. Net unrealized appreciation was $12,736, consisting entirely of gross unrealized appreciation.

Variable rate demand bonds (VRDB) are securities whose yields are periodically reset at levels that are generally comparable to tax-exempt commercial paper. These securities are payable on demand within seven calendar days and normally incorporate an irrevocable letter of credit or line of credit from a major bank.

See accompanying Notes to Financial Statements.

Managed Municipals Fund
--------------------------------------------------------------------------------
Portfolio of Investments at June 30, 1998
(Dollar amounts in thousands)

                                                         Principal        Market
MUNICIPAL SECURITIES (98.5%)                                Amount         Value
--------------------------------------------------------------------------------
ALASKA (0.7%)
Alaska Student Loan Corporation Revenue
   (AMBAC Insured) 6.200% 7/1/09 (a).................      $ 3,870       $ 4,192

ARKANSAS (0.3%)
Pulaski County Public Facilities Board Multi-Family Revenue
   (Chenel Park Apartments, LOC PNC Bank Kentucky)
   VRDB 3.800% (a)...................................        1,800         1,800

CALIFORNIA (4.8%)
California Pollution Control Financing Authority PCR
   (San Diego Gas & Electric) Series A
   5.900% 6/1/14.....................................        3,000         3,293
Central Contra Costa Sanitation District Revenue (MBIA Insured)
   6.250% 9/1/13.....................................        2,025         2,244
   6.250% 9/1/14.....................................        1,295         1,435
Foothill/Eastern Transportation Corridor Agency
   Toll Road Revenue Series 1995A
   Zero Coupon (Yield to Maturity 7.200%) 1/1/18.....       10,000         3,542
Long Beach Aquarium of the Pacific Revenue Series A
   6.125% 7/1/15.....................................        4,000         4,228
   6.125% 7/1/23.....................................        6,000         6,316
Los Angeles County GO TRAN Series 98-99A 4.500% 6/30/99      1,000         1,008
Southern California Public Power Authority Revenue
   Zero Coupon (Yield to Maturity 6.000%) 7/1/14
     (escrowed in U.S. Treasury securities, FGIC Insured)    8,155         3,699
   5.000% 7/1/17 ....................................        2,500         2,452
                                                                        --------
                                                                          28,217
COLORADO (2.7%)
Arapahoe County Capital Improvement Trust Fund Highway Revenue
   (escrowed in U.S. Treasury securities, prerefunded to 8/31/05)
   Zero Coupon (Yield to Maturity 6.930%) 8/31/15....       25,000         8,841
Colorado Housing Finance Authority Multi-Family Mortgage Revenue
   6.000% 10/1/09....................................        1,490         1,494
   6.000% 10/1/10....................................        1,590         1,593
   6.000% 10/1/11....................................        1,710         1,713
   6.000% 10/1/12....................................        1,830         1,834
                                                                        --------
                                                                          15,475
DELAWARE (0.9%)
Delaware Economic Development Authority Revenue
   (General Waterworks Corporation)
     6.450% 12/1/07 Series B .......................         1,160         1,326
     6.800% 12/1/23 Series A (a).....................        3,500         3,778
                                                                        --------
                                                                           5,104
DISTRICT OF COLUMBIA (1.0%)
District of Columbia GO (MBIA Insured) Series B
   6.000% 6/1/15.....................................        3,000         3,325
   6.000% 6/1/16.....................................        2,500         2,771
                                                                        --------
                                                                           6,096
Managed Municipals Fund CONTINUED
--------------------------------------------------------------------------------
                                                         Principal        Market
                                                            Amount         Value
--------------------------------------------------------------------------------
FLORIDA (2.1%)
Broward County GO
   12.500% 1/1/03....................................      $ 1,000       $ 1,335
   12.500% 1/1/04....................................        1,195         1,666
   12.500% 1/1/05....................................        2,000         2,911
Florida GO (Broward County) 9.875% 7/1/09 ...........        1,100         1,564
Florida GO (Jacksonville Transportation Authority,
   escrowed in U.S. Treasury securities) 9.200% 1/1/15       2,000         2,855
Jacksonville Water and Sewer Development Revenue
   (General Waterworks Corporation) 6.750% 6/1/22 (a)        1,500         1,623
Martin County Solid Waste Disposal Revenue
   (Florida Power & Light Company) VRDB 3.900% (a)...          500           500
                                                                        --------
                                                                          12,454
GEORGIA (13.6%)
Atlanta Airport Facilities Revenue Series A (AMBAC Insured)
   6.500% 1/1/10.....................................        2,000         2,334
Atlanta Water & Sewer Revenue 6.000% 1/1/11..........        4,410         4,941
Cartersville Development Authority (Anheuser-Busch)
   7.375% 5/1/09 (a).................................        9,000        11,012
Columbia County School District GO (MBIA Insured)
   6.750% 4/1/09.....................................        1,900         2,260
   7.000% 4/1/10.....................................        2,125         2,587
   7.000% 4/1/11.....................................        2,370         2,898
Fulton County Water & Sewer Revenue (FGIC Insured)
   6.375% 1/1/14.....................................       13,700        15,956
Metropolitan Atlanta Rapid Transit Authority Sales Tax Revenue
   (AMBAC Insured) Series P 6.250% 7/1/20............        4,000         4,681
Municipal Electric Authority of Georgia Power Revenue Series V
   6.600% 1/1/18.....................................       21,300        25,190
Paulding County School District GO (MBIA Insured)
   6.000% 2/1/10.....................................        4,235         4,769
Richmond County Development Authority PCR (Monsanto)
   VRDB 3.550%.......................................        2,800         2,800
                                                                        --------
                                                                          79,428
HAWAII (1.2%)
Hawaii Airports System Revenue Second Series (MBIA Insured)
   6.900% 7/1/12 (a).................................        6,000         7,097

IDAHO (0.2%)
Idaho Housing Agency Single-Family Mortgage Revenue
   7.875% 7/1/24 (a).................................        1,235         1,327

ILLINOIS (7.9%)
Chicago Board of Education GO (MBIA Insured)
   6.250% 12/1/12....................................        2,500         2,862
   6.000% 1/1/16.....................................        5,000         5,572
Chicago Skyway Toll Bridge Revenue
   (escrowed in U.S. Treasury securities, prerefunded to 1/1/04)
   6.750% 1/1/17.....................................        1,500         1,706
Illinois Development Finance Authority (Catholic Charities)
   5.950% 1/1/09.....................................        1,450         1,498
Illinois Housing Development Authority Series A
   7.800% 12/1/12...................................           905           947
   8.000% 6/1/26.....................................        6,770         7,091
Illinois Sales Tax Revenue Series Q 6.000% 6/15/12...       10,000        11,175

Managed Municipals Fund CONTINUED
--------------------------------------------------------------------------------
                                                         Principal        Market
                                                            Amount         Value
--------------------------------------------------------------------------------
ILLINOIS (CONTINUED)
Illinois State Toll Highway Authority Priority Revenue Series A
   6.300% 1/1/11.....................................      $ 7,500       $ 8,607
Metropolitan Pier and Exposition Authority Dedicated State
   Tax Revenue Series A (MBIA Insured)
     Zero Coupon (Yield to Maturity 6.020%) 6/15/12          5,000         2,488
     Zero Coupon (Yield to Maturity 6.020%) 12/15/12         8,300         4,028
                                                                        --------
                                                                          45,974
INDIANA (4.6%)
Hammond Sewer & Solid Waste Disposal Revenue
   (American Maize Products gtd. by Eridania Beghin-Say)
   8.000% 12/1/24 (a)................................        5,000         5,837
Indiana Transportation Finance Authority Airport Facilities Lease
   Revenue Series A
     6.250% 11/1/16 (escrowed in U.S. Treasury securities,
       prerefunded to 11/1/02).......................        5,475         6,024
     6.250% 11/1/16 ................................         1,475         1,587
Indianapolis Airport Authority Revenue Special Facilities
   (United Airlines) 6.500% 11/15/31 (a).............        5,000         5,413
Michigan City PCR (Northern Indiana Public Service Company)
   5.700% 10/1/03....................................        8,060         8,086
                                                                        --------
                                                                          26,947
IOWA (0.3%)
Iowa Finance Authority Single-Family Mortgage Revenue
   (collateralized by GNMA) Series B 7.450% 7/1/23 (a)         915           980
Iowa State School Cash Anticipation Program (FSA Insured)
   4.500% 6/25/99....................................        1,000         1,008
                                                                        --------
                                                                           1,988
KANSAS (0.6%)
Kansas State Department of Transportation Highway Revenue
   (escrowed in U.S. Treasury securities, prerefunded to 3/1/02)
   6.500% 3/1/12.....................................        3,000         3,291

KENTUCKY (2.6%)
Kentucky Housing Corporation Housing Revenue
   Series C 8.100% 1/1/22 (a)........................        1,715         1,805
Kentucky Turnpike Authority Economic Development
   Road Revenue (FGIC Insured)
   Zero Coupon (Yield to Maturity 6.600%) 1/1/10.....        7,500         4,370
Trimble County PCR (Louisville Gas & Electric) Series A
     7.625% 11/1/20 (escrowed in U.S. Treasury securities,
       prerefunded to 11/1/00) (a)..................         1,330         1,457
     7.625% 11/1/20 (a)..............................        6,670         7,273
                                                                         -------
                                                                          14,905
LOUISIANA (1.2%)
De Soto Parish Environmental Improvement Revenue
   (International Paper) Series A 7.700% 11/1/18 (a).        3,250         3,812
New Orleans GO (AMBAC Insured)
   Zero Coupon (Yield to Maturity 6.125%) 9/1/12.....        6,250         3,065
St. Charles Parish PCR (Shell Oil Company) Series A
   VRDB 3.900% (a)...................................          200           200
                                                                         -------
                                                                           7,077

Managed Municipals Fund CONTINUED
--------------------------------------------------------------------------------
                                                         Principal        Market
                                                            Amount         Value
--------------------------------------------------------------------------------
MAINE (1.3%)
Maine Educational Loan Marketing Corporation Student Loan
   Revenue Subordinate Series B-1 6.500% 11/1/09 (a).      $ 3,000       $ 3,259
Maine Housing Authority Mortgage Revenue Series D-5
   7.550% 11/15/19 (a)...............................        2,520         2,648
   7.550% 11/15/22 (a)...............................        1,750         1,839
                                                                         -------
                                                                           7,746
MARYLAND (1.3%)
Washington Suburban Sanitation District
   (escrowed in U.S. Treasury securities, prerefunded to 6/1/04)
     6.600% 6/1/16..................................         2,795         3,142
     6.625% 6/1/17..................................         1,660         1,868
     6.625% 6/1/19..................................         2,320         2,611
                                                                         -------
                                                                           7,621
MASSACHUSETTS (8.8%)
Massachusetts Bay Transportation Authority
   Series 1994A 7.000% 3/1/14........................        3,150         3,843
   Series 1992B 6.200% 3/1/16........................        9,825        11,122
   Series 1994A 7.000% 3/1/19........................        2,500         3,111
Massachusetts Health & Educational Facilities Authority Revenue
   (Brigham & Womens' Hospital, MBIA Insured, escrowed
     in U.S. Treasury securities, prerefunded to 7/1/01)
     6.750% 7/1/24..................................         7,365         8,061
   (Massachusetts General Hospital, AMBAC Insured)
     6.250% 7/1/12..................................         5,750         6,547
   (Dana Farber Cancer Institute) 6.250% 12/1/22.....        6,500         7,054
Massachusetts State College Building Authority Series A
   7.500% 5/1/11.....................................        1,500         1,914
   7.500% 5/1/14.....................................        3,500         4,498
Massachusetts State Port Authority Revenue Series A
   5.750% 7/1/12.....................................        2,000         2,179
Massachusetts Turnpike Authority Metropolitan Highway System
   Revenue Series A (MBIA Insured) 5.000% 1/1/37.....        3,000         2,882
                                                                         -------
                                                                          51,211
MICHIGAN (0.6%)
Michigan State Hospital Finance Authority (Daughters of Charity
   Health Systems, escrowed in U.S. Treasury securities,
   prerefunded to 11/1/01) 7.000% 11/1/21............        3,000         3,325

MINNESOTA (1.6%)
Minneapolis St. Paul Housing Finance Board Revenue
   Single-Family Mortgage (collateralized by GNMA)
     7.250% 8/1/21 (a)..............................         2,090         2,229
     7.300% 8/1/31 (a)..............................         3,120         3,307
Minnesota State Housing Finance Agency Single-Family Mortgage
   Series A 7.450% 7/1/22 (a)........................        3,860         4,085
                                                                         -------
                                                                           9,621
MISSISSIPPI (0.3%)
Biloxi Mortgage Revenue (escrowed in U.S. Treasury securities)
   19.000% 8/15/98...................................        2,000         2,017

Managed Municipals Fund CONTINUED
--------------------------------------------------------------------------------
                                                         Principal        Market
                                                            Amount         Value
--------------------------------------------------------------------------------
MISSOURI (0.1%)
Missouri State Housing Development Commission Single-Family
   Mortgage Revenue 9.375% 4/1/16....................       $   45        $   48
Springfield School District No. 12 GO Series B (FGIC Insured)
   9.500% 3/1/07.....................................          600           819
                                                                        --------
                                                                             867
NEVADA (0.7%)
Nevada Housing Division Single-Family Program Series A-2
   7.750% 4/1/22 (a).................................        3,760         3,961

NEW JERSEY (1.0%)
New Jersey GO Series D 6.000% 2/15/11................        5,150         5,796

NEW MEXICO (0.2%)
Albuquerque IDR (Motorola) 10.000% 6/1/13............        1,000         1,029

NEW YORK (10.2%)
Erie County Water Authority Revenue (AMBAC Insured)
   Zero Coupon (Yield to Maturity 7.300%) 12/1/17....          660           164
New York City GO
   Series D 6.000% 2/15/25 (escrowed in U.S. Treasury securities,
     prerefunded to 2/15/05).........................          150           166
   Series G 5.750% 2/1/14 ...........................        3,145         3,287
   Series F 5.000% 8/1/23 ...........................        3,150         3,028
   Series D 6.000% 2/15/25 ..........................       12,830        13,643
New York City Industrial Development Authority Special
   Facility Revenue (Terminal One Group Association)
   6.000% 1/1/15 (a).................................        8,340         8,786
New York State Environmental Facilities Corporation PCR
   Water Revolving Fund 5.750% 6/15/10...............       10,000        11,044
Triborough Bridge & Tunnel Authority Revenue
   Series X 6.625% 1/1/12............................        9,915        11,651
   Series Y 6.125% 1/1/21............................        6,890         7,880
                                                                        --------
                                                                          59,649
NORTH CAROLINA (1.3%)
North Carolina Eastern Municipal Power Agency Revenue
   Series 1991A
     6.500% 1/1/18 (escrowed in U.S. Treasury securities)    4,315         5,116
     6.500% 1/1/18...................................        2,185         2,470
                                                                        --------
                                                                           7,586
OHIO (1.3%)
Franklin County Hospital Revenue (Riverside Hospital,
   escrowed in U.S. Treasury securities, prerefunded to 5/15/00)
   7.600% 5/15/20....................................        3,900         4,227
Ohio Housing Finance Agency Mortgage Revenue
   Series A-1 (collateralized by GNMA) 6.050% 9/1/17 (a)     3,000         3,190
                                                                        --------
                                                                           7,417
OKLAHOMA (0.3%)
Tulsa County Home Finance Authority Mortgage Revenue
   (collateralized by GNMA) Series 1991B
   7.550% 5/1/23 (a).................................        1,825         1,926

Managed Municipals Fund CONTINUED
--------------------------------------------------------------------------------
                                                         Principal        Market
                                                            Amount         Value
--------------------------------------------------------------------------------
PENNSYLVANIA (3.8%)
Allegheny County Sanitation Authority Sewer Revenue
   Series A (FGIC Insured) Zero Coupon (Yield to Maturity
   6.800%) 6/1/07....................................      $ 2,370       $ 1,578
Dauphin County Industrial Development Authority Water
   Development Revenue (General Waterworks Corporation)
   6.900% 6/1/24 (a).................................        3,400         4,157
Montgomery County Industrial Development Authority Retirement
   Community Revenue (Adult Communities Total Services)
   Series B 5.750% 11/15/17..........................        3,500         3,606
Pennsylvania State GO 6.250% 7/1/12..................       11,200        12,814
                                                                        --------
                                                                          22,155
RHODE ISLAND (1.0%)
Rhode Island Housing & Mortgage Finance Corporation
   7.550% 10/1/22 (a)................................        5,650         6,007

SOUTH CAROLINA (2.7%)
Berkeley County Exempt Facilities IDR (Amoco Corporation)
   VRDB 3.900% (a)...................................        1,600         1,600
Calhoun County Solid Waste Disposal Facilities Revenue
   (Eastman Kodak, escrowed in U.S. Treasury securities)
   6.750% 5/1/17 (a).................................        3,000         3,582
Richland County Solid Waste Disposal Facilities Revenue
   (Union Camp) Series B 7.125% 9/1/21 (a)...........        5,000         5,431
South Carolina Housing Finance & Development Authority
   Series C 7.750% 7/1/22 (a)........................        4,775         4,999
                                                                        --------
                                                                          15,612
SOUTH DAKOTA (3.0%)
Heartland Consumers Power District Electric Revenue
   (FSA Insured) 6.000% 1/1/17.......................        8,000         8,979
South Dakota Student Loan Corporation Revenue Series B
   (escrowed in U.S. Treasury securities)
   7.450% 8/1/00 (a).................................        7,990         8,507
                                                                        --------
                                                                          17,486
TENNESSEE (1.9%)
Tennessee Housing Development Agency 7.300% 7/1/11 (a)      10,000        10,738

TEXAS (4.9%)
Brazos Higher Education Authority Subordinate Series C-2
   5.875% 6/1/04 (a).................................        2,785         2,848
Gulf Coast Waste Disposal Authority (Amoco Corporation)
   VRDB 3.900% (a)...................................          300           300
Houston Water & Sewer System Revenue (AMBAC Insured)
   Zero Coupon (Yield to Maturity 6.800%) 12/1/08....        4,000         2,475
   Zero Coupon (Yield to Maturity 6.813%) 12/1/09....        4,000         2,337
   Zero Coupon (Yield to Maturity 6.850%) 12/1/10....        3,750         2,065
Texas GO (escrowed in U.S. Treasury securities,
   prerefunded to 12/1/99) 8.300% 12/1/16............       15,275        16,204
Texas Municipal Power Agency Revenue (AMBAC Insured)
   Zero Coupon (Yield to Maturity 6.900%) 9/1/08.....        1,475           923
Travis County Housing Finance Corporation Mortgage Revenue
   (collateralized by GNMA, FGIC Insured) 8.000% 9/1/10 (a)  1,060         1,121
                                                                        --------
                                                                          28,273

Managed Municipals Fund CONTINUED
--------------------------------------------------------------------------------
                                                         Principal        Market
                                                            Amount         Value
--------------------------------------------------------------------------------
VERMONT (0.2%)
Vermont Housing Finance Agency Single-Family Mortgage Series 1
   8.150% 5/1/25 (a).................................      $ 1,095       $ 1,140

VIRGINIA (0.4%)
Virginia Beach GO 12.750% 7/15/01....................        2,000         2,483

WASHINGTON (6.2%)
Port of Longview Industrial Development Corporation Solid
   Waste Disposal Revenue (Weyerhaeuser Company)
   6.875% 10/1/08 (a)................................        8,750        10,224
Washington GO Series B & AT-7
   6.000% 6/1/13 (escrowed in U.S. Treasury securities)      2,190         2,452
   6.000% 6/1/13.....................................        5,090         5,711
Washington Public Power Supply System Nuclear Project No. 2
   Series 1992A 6.300% 7/1/12........................        3,500         3,969
Washington Public Power Supply System Nuclear Project No. 3
   Series 1991A 6.500% 7/1/18 (escrowed in U.S. Treasury securities,
     prerefunded to 7/1/01)..........................        5,000         5,430
   Series 1989B Zero Coupon
   (Yield to Maturity 6.950%) 7/1/05.................        5,000         3,645
   Series 1989B Zero Coupon (Yield to Maturity 6.700%) 7/1/08
     (FGIC Insured)..................................        7,000         4,346
                                                                        --------
                                                                          35,777
WISCONSIN (0.6%)
Wisconsin Housing & Economic Development Authority
   Series D 7.750% 9/1/10............................        2,985         3,145

WYOMING (0.1%)
Lincoln County PCR (Exxon) Series C VRDB 4.100% (a)..          300           300
--------------------------------------------------------------------------------
TOTAL MUNICIPAL SECURITIES (98.5%)
   (Cost $512,675) (b)...............................                    574,260
OTHER ASSETS, LESS LIABILITIES (1.5%)................                      8,878
                                                                        --------
TOTAL NET ASSETS (100.0%)............................                   $583,138
                                                                        ========
--------------------------------------------------------------------------------
NOTES TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------
(a)Security is subject to federal alternative minimum tax. At June 30, 1998, the market value of these securities represented 26.5 percent of total net assets.
(b)At June 30, 1998, the cost of investments for financial reporting and federal income tax purposes was identical. Net unrealized appreciation was $61,585, consisting of gross unrealized appreciation of $61,605 and gross unrealized depreciation of $20.

Variable rate demand bonds (VRDB) are securities whose yields are periodically reset at levels that are generally comparable to tax-exempt commercial paper. These securities are payable on demand within seven calendar days and normally incorporate an irrevocable letter of credit or line of credit from a major bank.

See accompanying Notes to Financial Statements.

SR&FHigh-Yield Municipals Portfolio
--------------------------------------------------------------------------------
Portfolio of Investments at June 30, 1998
(Dollar amounts in thousands)

                                                         Principal        Market
MUNICIPAL SECURITIES (98.6%)                                Amount         Value
--------------------------------------------------------------------------------
ARIZONA (2.5%)
Arizona Health Facilities Authority Hospital System Revenue
   (Phoenix Memorial Hospital) 8.125% 6/1/12.........     $ 2,500        $ 2,705
Maricopa County Pollution Control Corporation PCR
   (Arizona Public Service Company, LOC Bank of America)
   Series E VRDB 3.800% .............................         800            800
Pima County Industrial Development Authority IDR
   (Tucson Electric Power Company)
     Series B 6.000% 9/1/29..........................       1,000          1,010
     Series C 6.000% 9/1/29..........................       4,000          4,041
                                                                        --------
                                                                           8,556
ARKANSAS (0.2%)
Pulaski County Public Facilities Board Multi-Family Revenue
   (Chenel Park Apartments, LOC PNC Bank Kentucky)
   VRDB 3.800% (a)...................................         500            500

CALIFORNIA (2.7%)
Foothill/Eastern Transportation Corridor Agency Toll Road
   Revenue Series 1995A 6.500% 1/1/32................       2,000          2,179
Long Beach Aquarium of the Pacific Revenue Series A
   6.125% 7/1/23.....................................       5,750          6,053
Los Angeles County TRAN Series 98-99A 4.500% 6/30/99.       1,000          1,008
                                                                        --------
                                                                           9,240
COLORADO (6.4%)
Adams County Single-Family Mortgage Revenue Series B
   (escrowed in U.S. Treasury securities)
     11.250% 9/1/11 (prerefunded to 9/1/09)..........         325            507
     11.250% 9/1/11 (prerefunded to 9/1/10)..........         360            571
     11.250% 9/1/11..................................         220            355
     11.250% 9/1/12..................................       1,440          2,361
Arapahoe County Capital Improvement Trust Fund Highway Revenue
   (escrowed in U.S. Treasury securities, prerefunded to 8/31/05)
   7.000% 8/31/26....................................       7,000          8,332
Briargate Public Building Authority Landowner Assessment Lien
   Series 1985A 10.250% 12/15/00 (b).................         220            187
   Series 1986A 9.500% 12/15/07 (b)..................         807            686
Colorado Health Facilities Authority Revenue
   (Birchwood Manor Apartments, collateralized by GNMA)
     Series A 7.250% 4/1/11..........................         655            683
   (PSL Health Systems, escrowed in U.S. Treasury securities,
     prerefunded to 2/15/01) Series B 8.500% 2/15/21.       3,250          3,667
Denver City and County Airport Revenue Series D
   7.750% 11/15/21 (escrowed in U.S. Treasury securities,
     prerefunded to 11/15/01) (a)....................         830            937
   7.750% 11/15/21 (a)...............................       3,170          3,524
                                                                        --------
                                                                          21,810
DISTRICT OF COLUMBIA (2.1%)
District of Columbia GO Series A 6.000% 6/01/26......       7,000          7,366

SR&F High-Yield Municipals Portfolio
--------------------------------------------------------------------------------
CONTINUED                                                Principal        Market
                                                            Amount         Value
--------------------------------------------------------------------------------
FLORIDA (2.8%)
Florida Housing Finance Agency Multi-Family Housing Revenue
   (Palm-Aire) 10.000% 1/1/20 (a) (b)................     $ 2,835        $ 2,126
Leesburg Hospital Revenue (Leesburg Regional Medical Center,
   escrowed in U.S. Treasury securities, prerefunded to 7/1/02)
   Series A 7.375% 7/1/11............................         775            880
Orange County Health Facilities Authority
   (Orlando Lutheran Towers) 8.625% 7/1/20...........       5,000          5,901
St. Lucie County Solid Waste Disposal Revenue
   (Florida Power & Light Company)
   VRDB 3.900% (a)...................................         400            400
                                                                        --------
                                                                           9,307
GEORGIA (4.2%)
Cartersville Development Authority (Anheuser-Busch)
   7.375% 5/1/09 (a).................................       5,000          6,117
   7.400% 11/1/10 (a)................................       1,000          1,238
Municipal Electric Authority of Georgia Power Revenue Series V
   6.600% 1/1/18.....................................       6,065          7,173
                                                                        --------
                                                                          14,528
IDAHO (0.7%)
Idaho Housing Agency Single-Family Mortgage Series B
   7.500% 7/1/24 (a).................................       2,370          2,505

ILLINOIS (2.3%)
Chicago Skyway Toll Bridge Revenue
   (escrowed in U.S. Treasury securities, prerefunded to 1/1/04)
   6.750% 1/1/17.....................................       1,500          1,706
Illinois Development Finance Authority (Catholic Charities)
   5.950% 1/1/09.....................................       1,400          1,446
Illinois Health Facilities Authority Revenue
   (United Medical Center, escrowed in U.S. Treasury securities,
     prerefunded to 7/1/03) 8.125% 7/1/06............       2,225          2,501
   (Edward Hospital Association, escrowed in
     U.S. Treasury securities, prerefunded to 2/15/02)
     7.000% 2/15/22 .................................         685            761
Illinois Housing Development Authority Multi-Family Housing
   Series C 7.400% 7/1/23............................         140            147
Sauget Village PCR (Monsanto) VRDB 3.650%............         800            800
Southwestern Illinois Development Authority Solid Waste Disposal
   Revenue (Shell Oil Company) VRDB 3.900% (a).......         100            100
Will County Exempt Facilities Revenue (Amoco Corporation)
   VRDB 3.900% (a)...................................         500            500
                                                                        --------
                                                                           7,961
INDIANA (11.9%)
Hammond Sewer & Solid Waste Disposal Revenue
   (American Maize Products, gtd. by Eridania Beghin-Say)
   8.000% 12/1/24 (a)................................       4,000          4,670
Indianapolis Airport Authority Revenue Special Facilities
   (Federal Express) 7.100% 1/15/17 (a)..............       5,000          5,636
   (United Airlines) 6.500% 11/15/31 (a).............       7,000          7,579
Indianapolis Local Public Improvement Bond Bank Series C
   (escrowed in U.S. Treasury securities, prerefunded to 1/1/02)
   6.700% 1/1/17.....................................       8,900          9,793
Indiana State Development Finance Authority Revenue
   (Inland Steel Company) 5.750% 10/1/11.............       5,000          5,151

SR&F High-Yield Municipals Portfolio
--------------------------------------------------------------------------------
CONTINUED                                                Principal        Market
                                                            Amount         Value
--------------------------------------------------------------------------------
INDIANA (CONTINUED)
Indiana Transportation Finance Authority Airport Facilities
   Lease Revenue Series A
     6.250% 11/1/16 (escrowed in U.S. Treasury securities,
       prerefunded to 11/1/02) ......................     $ 3,550        $ 3,906
     6.250% 11/1/16..................................         950          1,022
New Castle Economic Development Revenue
   8.650% 4/1/17 (escrowed in U.S. Treasury securities,
     prerefunded to 4/1/99)..........................       2,860          3,101
   Zero Coupon (Yield to Maturity 10.855%) 3/1/18 (b)      30,655             77
                                                                         -------
                                                                          40,935
IOWA (1.2%)
Iowa Housing Finance Authority (AMBAC Insured)
   Zero Coupon (Yield to Maturity 10.262%) 9/1/16....      18,005          2,383
Iowa State School Cash Anticipation Program (FSA Insured)
   4.500% 6/25/99....................................       1,000          1,008
Muscatine County PCR (Monsanto) VRDB 3.650%..........         800            800
                                                                         -------
                                                                           4,191
KANSAS (0.6%)
Wichita Revenue (CSJ Health System) 7.000% 11/15/18..       2,000          2,170

LOUISIANA (1.6%)
De Soto Parish Environmental Improvement Revenue
   (International Paper) Series A 7.700% 11/1/18 (a).       2,500          2,932
Louisiana Public Facilities Authority Hospital Revenue
   (Women's Hospital Foundation, escrowed in U.S. Treasury
   securities, prerefunded to 10/1/02) 7.250% 10/1/22       2,300          2,606
                                                                         -------
                                                                           5,538
MASSACHUSETTS (2.6%)
Massachusetts Bay Transportation Authority Series 92B
   6.200% 3/1/16.....................................       5,825          6,594
Massachusetts State Health & Educational Facilities Authority Revenue
   (Dana Farber Cancer Institute) 6.250% 12/1/22.....       2,000          2,170
                                                                         -------
                                                                           8,764
MISSISSIPPI (3.5%)
Adams County Hospital Revenue (Jefferson Davis Memorial Hospital,
   escrowed in U.S. Treasury securities, prerefunded to 10/1/01)
   7.900% 10/1/08....................................         750            851
Claiborne County PCR (System Energy Resources)
   9.500% 12/1/13 ...................................         750            786
   9.875% 12/1/14....................................       1,000          1,049
   7.300% 5/1/25.....................................       2,000          2,112
Lowndes County Solid Waste Disposal PCR
   (Weyerhaeuser Company) 6.800% 4/1/22..............       5,995          7,249
                                                                         -------
                                                                          12,047
MISSOURI (1.6%)
Missouri Health & Educational Facilities Authority Health
   Facilities Revenue (Lutheran Senior Services)
   5.750% 2/1/17.....................................       2,000          2,066
St. Louis Industrial Development Authority IDR (Kiel Center)
   7.875% 12/1/24 (a)................................       3,000          3,309
                                                                         -------
                                                                           5,375

SR&F High-Yield Municipals Portfolio
--------------------------------------------------------------------------------
CONTINUED                                                Principal        Market
                                                            Amount         Value
--------------------------------------------------------------------------------
MONTANA (0.3%)
Montana State Board of Housing Single-Family Mortgage
   Series B-1 7.300% 10/1/17.........................      $  415         $  438
   Series B-2 7.500% 4/1/23 (a)......................         460            486
                                                                        --------
                                                                             924
NEBRASKA (1.3%)
Nebraska Higher Education Loan Program Series A-6
   Junior Subordinated (MBIA Insured) 6.450% 6/1/18 (a)     4,000          4,451

NEVADA (2.2%)
Clark County IDR (Nevada Power Company)
   Series A 5.900% 11/1/32 (a).......................       5,000          5,077
Humboldt County PCR (Idaho Power Company) 8.300% 12/1/14    2,000          2,386
                                                                        --------
                                                                           7,463
NEW JERSEY (2.7%)
New Jersey Economic Development Authority Revenue
   (Keswick Pines) 5.700% 1/1/18.....................       1,300          1,307
   (Winchester Gardens) 8.625% 11/1/25...............       5,000          5,593
New Jersey Health Care Facilities Financing Authority Revenue
   (Raritan Bay Medical Center) 7.250% 7/1/27........       2,200          2,404
                                                                        --------
                                                                           9,304
NEW MEXICO (2.8%)
Farmington PCR
   (Public Service Company of New Mexico) 6.300% 12/1/16    5,000          5,404
   (Tucson Electric Power Company) 6.950% 10/1/20....       2,000          2,244
New Mexico Educational Assistance Foundation Student Loan
   Revenue Subordinated Series A-2 6.650% 11/1/25 (a)       1,955          2,119
                                                                        --------
                                                                           9,767
NEW YORK (4.8%)
Erie County Water Authority Revenue (AMBAC Insured)
   Zero Coupon (Yield to Maturity 7.301%) 12/1/17....         660            164
New York City GO
   Series B 7.250% 8/15/07 ..........................       1,000          1,184
   Series G 5.750% 2/1/14 ...........................       5,720          5,978
New York City Industrial Development Authority IDR
   (Brooklyn Navy Yard, Cogen Partners) 5.650% 10/1/28 (a)  3,000          3,030
New York City Industrial Development Authority Special
   Facility Revenue (Terminal One Group Association)
   6.000% 1/1/15 (a).................................       3,465          3,650
Triborough Bridge & Tunnel Authority Revenue Series E
   7.250% 1/1/10.....................................       2,000          2,351
                                                                        --------
                                                                          16,357
NORTH CAROLINA (2.8%)
North Carolina Eastern Municipal Power Agency Revenue
   Series A 6.500% 1/1/18 (escrowed in
   U.S. Treasury securities).........................       3,320          3,936
   Series A 6.500% 1/1/18............................       1,680          1,899
   Series B 6.000% 1/1/26............................       3,500          3,795
                                                                        --------
                                                                           9,630
SR&F High-Yield Municipals Portfolio
--------------------------------------------------------------------------------
CONTINUED                                                Principal        Market
                                                            Amount         Value
--------------------------------------------------------------------------------
OHIO (3.2%)
Greater Allen County Housing Development Corporation Revenue
   (Steiner-McBride Apartments) 10.250% 9/1/03 (a)...     $ 1,385        $ 1,388
Montgomery County Health Care Facilities Revenue
   (Friendship Village of Dayton) Series B 6.250% 2/1/22    2,250          2,340
Ohio State Water Development Authority Solid Waste
   Disposal Revenue (Bay Shore Power Company) Series A
   5.875% 9/1/20 (a).................................       7,000          7,099
                                                                        --------
                                                                          10,827
PENNSYLVANIA (9.8%)
Allentown Area Hospital Authority Revenue (Sacred Heart
   Hospital) 7.500% 7/1/06...........................       3,460          3,767
Beaver County Industrial Development Authority PCR
   (Toledo Edison Company) 7.625% 5/1/20.............       4,900          5,564
Dauphin County Industrial Development Authority Water
   Development Revenue (General Waterworks Corporation)
   Series A 6.900% 6/1/24 (a)........................       3,200          3,913
Montgomery County Higher Education & Health Authority
   Hospital Revenue (Jeanes Health Systems, escrowed in U.S.
   Treasury securities, prerefunded to 7/1/00)
   8.750% 7/1/20.....................................       3,200          3,547
Pennsylvania Economic Development Financing Authority
   Resource Recovery Revenue (Northhampton Generating)
     Series B 6.750% 1/1/07 (a)......................       3,000          3,287
     Series A 6.500% 1/1/13 (a)......................       2,000          2,123
Philadelphia Hospitals & Higher Education Facilities Authority
   Revenue (Temple University Hospital) 5.875% 11/15/23     4,000          4,137
Philadelphia Municipal Authority Revenue Lease Series 1993D
   6.250% 7/15/13....................................       2,500          2,655
Philadelphia Water & Sewer Revenue Tenth Series
   (escrowed in U.S. Treasury securities)
   7.350% 9/1/04.....................................       4,105          4,640
                                                                        --------
                                                                          33,633
PUERTO RICO (1.7%)
Puerto Rico Highway & Transportation Authority
   Series T 6.625% 7/1/18 (escrowed in U.S. Treasury securities,
     prerefunded to 7/1/02)..........................       3,200          3,551
   Series V 6.625% 7/1/12 ...........................       2,000          2,180
                                                                        --------
                                                                           5,731
SOUTH DAKOTA (0.8%)
South Dakota Student Loan Assistance Corporation Series C
   (escrowed in U.S. Treasury securities)
   7.450% 8/1/00 (a).................................       2,700          2,875

TENNESSEE (1.0%)
Knox County Health Educational and Housing Facilities Board
   Hospital Facilities Revenue (Baptist Health Systems,
   escrowed in U.S. Treasury securities, prerefunded to 4/15/99)
   8.600% 4/15/16....................................       2,005          2,120
Metropolitan Government of Nashville & Davidson Counties Health
   and Educational Facilities Board Revenue (The Blakeford
   at Green Hills) 5.650% 7/1/24.....................       1,500          1,478
                                                                        --------
                                                                           3,598

SR&F High-Yield Municipals Portfolio
--------------------------------------------------------------------------------
CONTINUED                                                Principal        Market
                                                            Amount         Value
--------------------------------------------------------------------------------
TEXAS (9.1%)
Alliance Airport Authority Special Facilities Revenue
   (American Airlines) 7.000% 12/1/11 (a)............     $ 4,070        $ 4,831
Bexar County Housing Finance Corporation Revenue
   (collateralized by GNMA) Series B 9.250% 4/1/16 (a)        140            143
Brazos Higher Education Authority Subordinated Series C-2
   5.875% 6/1/04 (a).................................         835            854
Brazos River Authority PCR (Texas Utilities Electric Company)
   Variable Rate 4.150% Mandatory Put 6/18/99 (a)....       4,000          4,000
Gulf Coast Waste Disposal Authority (Amoco Oil Company)
   Series 1993 VRDB 3.900% (a).......................         500            500
   Series 1994 VRDB 3.900% (a).......................         800            800
Harris County Housing Finance Corporation Single-Family
   Mortgage Revenue 9.625% 3/15/03...................         200            202
Houston Airport System Revenue (Continental Airlines)
   6.125% 7/15/17 (a)................................       4,000          4,166
   6.125% 7/15/27 (a)................................       2,000          2,076
Montgomery County Health Facilities Development Corporation
   (Woodlands Medical Center, escrowed in U.S. Treasury
   securities, prerefunded to 8/15/99) 8.850% 8/15/14       2,400          2,557
Port of Bay City Authority Matagorda County Revenue
   (Hoechst Celanese Corporation) 6.500% 5/1/26 (a)..       3,000          3,311
Texas City IDR (Atlantic Richfield Company)
   7.375% 10/1/20....................................       2,000          2,576
Texas Housing Agency Residential Development Revenue
   Series D 8.400% 1/1/21 (a)........................         270            283
Texas TRAN Series 97A 4.750% 8/31/98.................       3,000          3,005
Tyler Health Facilities Development Corporation
   (Mother Francis Hospital) Series A 5.625% 7/1/13..       1,785          1,791
                                                                        --------
                                                                          31,095
UTAH (0.2%)
Utah Housing Finance Agency Single-Family Mortgage
   Series B-2 7.750% 1/1/23 (a)......................         285            300
   Series C-3 7.550% 7/1/23 (a)......................         465            491
                                                                        --------
                                                                             791
VIRGINIA (2.1%)
Pittsylvania County Industrial Development Authority Revenue
   (Multitrade of Pittsylvania County L.P.) Series A (a)
        7.450% 1/1/09 ...............................       3,500          3,866
        7.550% 1/1/19 ...............................       3,100          3,423
                                                                        --------
                                                                           7,289

SR&F High-Yield Municipals Portfolio
--------------------------------------------------------------------------------
CONTINUED                                                Principal        Market
                                                            Amount         Value
--------------------------------------------------------------------------------
WASHINGTON (5.6%)
Quincy Water and Sewer Revenue Series I (escrowed in
   U.S. Treasury securities, prerefunded to 11/1/00)
   9.250% 11/1/10....................................     $ 2,475        $ 2,738
Washington GO Series B 6.400% 6/1/17.................       5,000          5,836
Washington State Health Care Facilities Authority Revenue
   (Sacred Heart Medical Center) 6.875% 2/15/12......       1,500          1,634
Washington State Housing Finance Commission Single-Family
   Mortgage Revenue Series C (collateralized by GNMA/FNMA) (a)
     Zero Coupon (Yield to Maturity 7.750%) 1/1/22...       1,685            300
     Zero Coupon (Yield to Maturity 7.750%) 7/1/22...       1,860            320
     Zero Coupon (Yield to Maturity 7.750%) 1/1/23...       1,860            308
     Zero Coupon (Yield to Maturity 7.750%) 7/1/23...       1,865            298
     Zero Coupon (Yield to Maturity 7.750%) 1/1/24...       1,875            288
     Zero Coupon (Yield to Maturity 7.750%) 7/1/24...       1,865            277
Washington State Public Power Supply System Revenue
   Zero Coupon (Yield to Maturity 6.888%) 7/1/07.....       6,945          4,545
   6.300% 7/1/12.....................................       2,500          2,835
                                                                        --------
                                                                          19,379
WISCONSIN (0.9%)
Wisconsin Housing and Economic Development Authority
   Series B 7.850% 3/1/24 (a)........................       2,950          3,108

WYOMING (0.4%)
Wyoming Community Development Authority Single-Family
   Mortgage Series A 7.375% 6/1/17...................       1,140          1,205
                                                                        --------
--------------------------------------------------------------------------------

SR&F High-Yield Municipals Portfolio
--------------------------------------------------------------------------------
CONTINUED                                                Principal        Market
                                                            Amount         Value
--------------------------------------------------------------------------------
TOTAL MUNICIPAL SECURITIES (98.6%)
   (Cost $312,137)...................................                   $338,220
OTHER ASSETS, LESS LIABILITIES (1.4%)................                      4,946
                                                                        --------
TOTAL NET ASSETS (100.0%)............................                   $343,166
                                                                        ========
--------------------------------------------------------------------------------
NOTES TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------
(a) These securities are subject to the federal alternative minimum tax. At June 30, 1998, these securities represented 33.7 percent of net assets.
(b) Issuer is in default of certain debt convenants. Income is not being accrued.
(c) At June 30, 1998, the cost of investments for financial reporting and federal income tax purposes was identical. Net unrealized appreciation was $26,083, consisting of gross unrealized appreciation of $28,181 and gross unrealized depreciation of $2,098.

See accompanying Notes to Financial Statements.

Statements of Assets and Liabilities
--------------------------------------------------------------------------------
June 30, 1998
(All amounts in thousands, except per-share amounts)
                                                                                     MUNICIPAL
                                                                                         MONEY      INTERMEDIATE
                                                                                        MARKET        MUNICIPALS
                                                                                          FUND              FUND
                                                                                   -----------       -----------
ASSETS
Investment in Portfolio, at value.............................................        $114,461              $ --
Investments, at market value (cost $181,788 and $512,675, respectively).......              --           194,524
Accrued interest receivable...................................................              --             3,238
Receivable for investments sold...............................................              --               200
Receivable for fund shares sold...............................................           1,093                47
Cash..........................................................................               4                59
Other assets..................................................................              26                35
                                                                                     ---------         ---------
   Total assets...............................................................         115,584           198,103
                                                                                     ---------         ---------
LIABILITIES
Payable for investments purchased.............................................              --             1,958
Dividends payable.............................................................              73               201
Payable for fund shares redeemed..............................................             170               115
Payable to investment adviser and transfer agent..............................              34               111
Other liabilities.............................................................              28                67
                                                                                     ---------         ---------
   Total liabilities..........................................................             305             2,452
                                                                                     ---------         ---------
   Net assets.................................................................        $115,279          $195,651
                                                                                     =========         =========
ANALYSIS OF NET ASSETS
Paid-in capital...............................................................        $115,287          $182,373
Net unrealized appreciation on investments....................................              --            12,736
Accumulated net realized gains (losses) on investments........................              (8)              542
   ...........................................................................       ---------         ---------
   Net assets.................................................................        $115,279          $195,651
                                                                                     =========         =========
Shares outstanding (unlimited number authorized)..............................         115,214            16,905
                                                                                     =========         =========
Net asset value per share.....................................................        $   1.00          $  11.57
                                                                                     =========         =========

See accompanying Notes to Financial Statements.

Statements of Assets and Liabilities
--------------------------------------------------------------------------------
June 30, 1998
(All amounts in thousands, except per-share amounts)
                                                                                       MANAGED        HIGH-YIELD
                                                                                    MUNICIPALS        MUNICIPALS
                                                                                          FUND              FUND
                                                                                   -----------       -----------
ASSETS
Investment in Portfolio, at value.............................................        $     --          $342,143
Investments, at market value (cost $181,788 and $512,675, respectively).......         574,260                --
Accrued interest receivable...................................................          10,234                --
Receivable for investments sold...............................................             345                --
Receivable for fund shares sold...............................................              38               386
Cash..........................................................................             499                25
Other assets..................................................................              90                49
                                                                                     ---------         ---------
   Total assets...............................................................         585,466           342,603
                                                                                     ---------         ---------
LIABILITIES
Payable for investments purchased.............................................           1,008                --
Dividends payable.............................................................             649               403
Payable for fund shares redeemed..............................................             194               218
Payable to investment adviser and transfer agent..............................             344                81
Other liabilities.............................................................             133               121
                                                                                     ---------         ---------
   Total liabilities..........................................................           2,328               823
                                                                                     ---------         ---------
   Net assets.................................................................        $583,138          $341,780
                                                                                     =========         =========
ANALYSIS OF NET ASSETS
Paid-in capital...............................................................        $523,076          $328,828
Net unrealized appreciation on investments....................................          61,585            26,083
Accumulated net realized gains (losses) on investments........................          (1,523)          (13,131)
                                                                                     ---------         ---------
   Net assets.................................................................        $583,138          $341,780
                                                                                     =========         =========
Shares outstanding (unlimited number authorized)..............................          62,158            28,542
                                                                                     =========         =========
Net asset value per share.....................................................        $   9.38          $  11.97
                                                                                     =========         =========

See accompanying Notes to Financial Statements.

Statements of Operations
--------------------------------------------------------------------------------
For the Year Ended June 30, 1998
(All amounts in thousands)
                                                                                     MUNICIPAL
                                                                                         MONEY      INTERMEDIATE
                                                                                        MARKET        MUNICIPALS
                                                                                          FUND              FUND
                                                                                   -----------       -----------
INVESTMENT INCOME
Tax-exempt interest allocated from Portfolio......................................      $4,635           $    --
Tax-exempt interest...............................................................          --            10,774
                                                                                       -------          --------
   Total investment income........................................................       4,635            10,774
                                                                                       -------          --------
EXPENSES
Management fees...................................................................          --               872
Expenses allocated from Portfolio.................................................         423                --
Transfer agent fees...............................................................         185               279
Administrative fees...............................................................         308               274
Printing and postage..............................................................          35                29
Accounting fees...................................................................          27                29
Audit and legal fees..............................................................          12                24
Other.............................................................................          69               115
                                                                                       -------          --------
   Total expenses.................................................................       1,059             1,622
Reimbursement of expenses by investment adviser...................................        (195)             (226)
                                                                                       -------          --------
   Net expenses...................................................................         864             1,396
                                                                                       -------          --------
   Net investment income..........................................................       3,771             9,378
                                                                                       -------          --------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on investments allocated from Portfolio.........................          --                --
Net realized gain (loss) on investments...........................................          --               753
Net change in unrealized appreciation or depreciation on investments..............          --             3,083
                                                                                       -------          --------
   Net gain on investments........................................................          --             3,836
                                                                                       -------          --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..............................      $3,771           $13,214
                                                                                       =======          ========

See accompanying Notes to Financial Statements.

Statements of Operations
--------------------------------------------------------------------------------
For the Year Ended June 30, 1998
(All amounts in thousands)
                                                                                       MANAGED        HIGH-YIELD
                                                                                    MUNICIPALS        MUNICIPALS
                                                                                          FUND              FUND
                                                                                   -----------       -----------
INVESTMENT INCOME
Tax-exempt interest allocated from Portfolio......................................     $    --           $ 8,479
Tax-exempt interest...............................................................      34,629            11,860
                                                                                       -------          --------
   Total investment income........................................................      34,629            20,339
                                                                                       -------          --------
EXPENSES
Management fees...................................................................       2,438               804
Expenses allocated from Portfolio.................................................          --               643
Transfer agent fees...............................................................         827               457
Administrative fees...............................................................         666               401
Printing and postage..............................................................          99                68
Accounting fees...................................................................          39                32
Audit and legal fees..............................................................          25                39
Other.............................................................................         174                15
                                                                                       -------          --------
   Total expenses.................................................................       4,268             2,459
Reimbursement of expenses by investment adviser...................................          --                --
                                                                                       -------          --------
   Net expenses...................................................................       4,268             2,459
                                                                                       -------          --------
   Net investment income..........................................................      30,361            17,880
                                                                                       -------          --------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on investments allocated from Portfolio.........................          --              (213)
Net realized gain (loss) on investments...........................................       1,473            (3,637)
Net change in unrealized appreciation or depreciation on investments..............      15,722            11,887
                                                                                       -------          --------
   Net gain on investments........................................................      17,195             8,037
                                                                                       -------          --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..............................     $47,556           $25,917
                                                                                       =======          ========

See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets
--------------------------------------------------------------------------------
For the Years Ended June 30, 1998 and 1997
(All amounts in thousands)
                                                                                         MUNICIPAL MONEY
                                                                                           MARKET FUND
                                                                                         1998             1997
                                                                                    --------------------------
OPERATIONS
Net investment income ............................................................. $   3,771        $   3,585
Net realized gain (loss) on investments ...........................................      --                 (2)
Net change in unrealized appreciation or depreciation on investments ..............      --               --
                                                                                    ---------        ---------
   Net increase in net assets resulting from operations ...........................     3,771            3,583
                                                                                    ---------        ---------
DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net investment income ..........................................    (3,771)          (3,585)
Distributions from net capital gains ..............................................      --               --
                                                                                    ---------        ---------
   Total distributions to shareholders ............................................    (3,771)          (3,585)
                                                                                    ---------        ---------
SHARE TRANSACTIONS
Subscriptions to fund shares ......................................................   177,051          188,521
Value of distributions reinvested .................................................     2,975            2,798
Redemptions of fund shares ........................................................  (183,171)        (193,325)
                                                                                    ---------        ---------
   Net decrease from share transactions ...........................................    (3,145)          (2,006)
                                                                                    ---------        ---------
   Net decrease in net assets .....................................................    (3,145)          (2,008)
TOTAL NET ASSETS
Beginning of period ...............................................................   118,424          120,432
                                                                                    ---------        ---------
End of period ..................................................................... $ 115,279        $ 118,424
                                                                                    =========        =========
ANALYSIS OF CHANGES IN SHARES OF BENEFICIAL INTEREST
Subscriptions to fund shares ......................................................   177,051          188,521
Issued in reinvestment of distributions ...........................................     2,975            2,798
Redemptions of fund shares ........................................................  (183,171)        (193,325)
                                                                                    ---------        ---------
   Net decrease in fund shares ....................................................    (3,145)          (2,006)
Shares outstanding at beginning of period .........................................   118,359          120,365
                                                                                    ---------        ---------
Shares outstanding at end of period ...............................................   115,214          118,359
                                                                                    =========        =========

See accompanying Notes to Financial Statements.

                                                                                          INTERMEDIATE
                                                                                         MUNICIPALS FUND
                                                                                         1998            1997
                                                                                    -------------------------
OPERATIONS
Net investment income ............................................................. $   9,378       $   9,690
Net realized gain (loss) on investments ...........................................       753             913
Net change in unrealized appreciation or depreciation on investments ..............     3,083           3,038
                                                                                    ---------       ---------
   Net increase in net assets resulting from operations ...........................    13,214          13,641
                                                                                    ---------       ---------
DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net investment income ..........................................    (9,378)         (9,690)
Distributions from net capital gains ..............................................      (545)         (1,149)
                                                                                    ---------       ---------
   Total distributions to shareholders ............................................    (9,923)        (10,839)
                                                                                    ---------       ---------
SHARE TRANSACTIONS
Subscriptions to fund shares ......................................................    31,594          30,850
Value of distributions reinvested .................................................     5,718           6,005
Redemptions of fund shares ........................................................   (40,958)        (48,377)
                                                                                    ---------       ---------
   Net decrease from share transactions ...........................................    (3,646)        (11,522)
                                                                                    ---------       ---------
   Net decrease in net assets .....................................................      (355)         (8,720)
TOTAL NET ASSETS
Beginning of period ...............................................................   196,006         204,726
                                                                                    ---------       ---------
End of period ..................................................................... $ 195,651       $ 196,006
                                                                                    =========       =========
ANALYSIS OF CHANGES IN SHARES OF BENEFICIAL INTEREST
Subscriptions to fund shares ......................................................     2,733           2,725
Issued in reinvestment of distributions ...........................................       494             530
Redemptions of fund shares ........................................................    (3,542)         (4,278)
                                                                                    ---------       ---------
   Net decrease in fund shares ....................................................      (315)         (1,023)
Shares outstanding at beginning of period .........................................    17,220          18,243
                                                                                    ---------       ---------
Shares outstanding at end of period ...............................................    16,905          17,220
                                                                                    =========       =========

See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets
--------------------------------------------------------------------------------
For the Years Ended June 30, 1998 and 1997
(All amounts in thousands)
                                                                                           MANAGED
                                                                                       MUNICIPALS FUND
                                                                                     1998                 1997
                                                                                ------------------------------
OPERATIONS
Net investment income ........................................................  $  30,361            $  31,920
Net realized gain (loss) on investments ......................................      1,473                1,088
Net change in unrealized appreciation or depreciation on investments .........     15,722               16,133
                                                                                ---------            ---------
   Net increase in net assets resulting from operations ......................     47,556               49,141
                                                                                ---------            ---------
DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net investment income .....................................    (30,361)             (31,920)
                                                                                ---------            ---------
SHARE TRANSACTIONS
Subscriptions to fund shares .................................................     42,525               42,898
Value of distributions reinvested ............................................     16,076               16,555
Redemptions of fund shares ...................................................    (75,024)            (100,667)
                                                                                ---------            ---------
   Net increase (decrease) from share transactions ...........................    (16,423)             (41,214)
                                                                                ---------            ---------
   Net increase (decrease) in net assets .....................................        772              (23,993)
TOTAL NET ASSETS
Beginning of period ..........................................................    582,366              606,359
                                                                                ---------            ---------
End of period ................................................................  $ 583,138            $ 582,366
                                                                                =========            =========
ANALYSIS OF CHANGES IN SHARES OF BENEFICIAL INTEREST
Subscriptions to fund shares .................................................      4,557                4,770
Issued in reinvestment of distributions ......................................      1,721                1,838
Redemptions of fund shares ...................................................     (8,036)             (11,199)
                                                                                ---------            ---------
   Net increase (decrease) in fund shares ....................................     (1,758)              (4,591)
Shares outstanding at beginning of period ....................................     63,916               68,507
                                                                                ---------            ---------
Shares outstanding at end of period ..........................................     62,158               63,916
                                                                                =========            =========

See accompanying Notes to Financial Statements.

                                                                                           HIGH-YIELD
                                                                                         MUNICIPALS FUND
                                                                                     1998                 1997
                                                                                ------------------------------
OPERATIONS
Net investment income ........................................................  $  17,880            $  18,292
Net realized gain (loss) on investments ......................................     (3,850)              (4,451)
Net change in unrealized appreciation or depreciation on investments .........     11,887               11,315
                                                                                ---------            ---------
   Net increase in net assets resulting from operations ......................     25,917               25,156
                                                                                ---------            ---------
DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net investment income .....................................    (17,880)             (18,292)
                                                                                ---------            ---------
SHARE TRANSACTIONS
Subscriptions to fund shares .................................................     75,509               58,262
Value of distributions reinvested ............................................      9,200                8,959
Redemptions of fund shares ...................................................    (57,036)             (50,971)
                                                                                ---------            ---------
   Net increase (decrease) from share transactions ...........................     27,673               16,250
                                                                                ---------            ---------
   Net increase (decrease) in net assets .....................................     35,710               23,114
TOTAL NET ASSETS
Beginning of period ..........................................................    306,070              282,956
                                                                                ---------            ---------
End of period ................................................................  $ 341,780            $ 306,070
                                                                                =========            =========
ANALYSIS OF CHANGES IN SHARES OF BENEFICIAL INTEREST
Subscriptions to fund shares .................................................      6,341                5,050
Issued in reinvestment of distributions ......................................        771                  776
Redemptions of fund shares ...................................................     (4,792)              (4,418)
                                                                                ---------            ---------
   Net increase (decrease) in fund shares ....................................      2,320                1,408
Shares outstanding at beginning of period ....................................     26,222               24,814
                                                                                ---------            ---------
Shares outstanding at end of period ..........................................     28,542               26,222
                                                                                =========            =========

See accompanying Notes to Financial Statements.

Statements of Assets and Liabilities
--------------------------------------------------------------------------------
June 30, 1998
(All amounts in thousands)
                                                                  SR&F       SR&F
                                                             MUNICIPAL HIGH-YIELD
                                                          MONEY MARKET MUNICIPALS
                                                             PORTFOLIO  PORTFOLIO
                                                            ---------- ----------
ASSETS
Investments, at market value (cost $135,481 and
  $312,137, respectively)..................................   $135,481   $338,220
Accrued interest receivable................................        927      6,265
Receivable for investments sold............................      1,173        701
Cash.......................................................         --        163
                                                             ---------  ---------
   Total assets............................................    137,581    345,349
                                                             ---------  ---------
LIABILITIES
Payable for investments purchased..........................      5,477      2,042
Payable to investment adviser..............................         32        130
Other liabilities..........................................         54         11
                                                             ---------  ---------
   Total liabilities.......................................      5,563      2,183
                                                             ---------  ---------
   Net assets applicable to investors'
     beneficial interest...................................   $132,018   $343,166
                                                             =========  =========

Statements of Operations
--------------------------------------------------------------------------------

For the Year Ended June 30, 1998
(All amounts in thousands)
                                                                  SR&F       SR&F
                                                             MUNICIPAL HIGH-YIELD
                                                          MONEY MARKET MUNICIPALS
                                                             PORTFOLIO PORTFOLIO(a)
                                                            ---------- ----------
INVESTMENT INCOME
Tax-exempt interest........................................    $ 5,382    $ 8,491
                                                             ---------  ---------
EXPENSES
Management fees............................................        359        580
Accounting fees............................................         27         13
Audit and legal fees.......................................         18         19
Trustees' fees.............................................         15         10
Other......................................................         72         22
                                                             ---------  ---------
   Total expenses..........................................        491        644
                                                             ---------  ---------
   Net investment income...................................      4,891      7,847
                                                             ---------  ---------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS
Net realized loss on investments...........................         --       (214)
Net change in unrealized appreciation or
   depreciation on investments.............................         --     (1,762)
                                                             ---------  ---------
   Net loss on investments.................................         --     (1,976)
                                                             ---------  ---------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.......    $ 4,891    $ 5,871
                                                             =========  =========

(a) From commencement of operations on February 2, 1998.

See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets
--------------------------------------------------------------------------------
For the Years Ended June 30, 1998 and 1997
(All amounts in thousands)
                                                                                                               SR&F
                                                                                                         HIGH-YIELD
                                                                       SR&F MUNICIPAL                    MUNICIPALS
                                                                    MONEY MARKET PORTFOLIO                PORTFOLIO
                                                                     1998                 1997             1998 (a)
                                                                ---------            ---------            ---------
OPERATIONS
Net investment income ......................................    $   4,891            $   4,728            $   7,847
Net realized loss on investments ...........................         --                   --                   (214)
Net change in unrealized appreciation
   or depreciation on investments ..........................         --                   --                 (1,762)
                                                                ---------            ---------            ---------
   Net increase in net assets resulting
     from operations .......................................        4,891                4,728                5,871
                                                                ---------            ---------            ---------
TRANSACTIONS IN INVESTORS' BENEFICIAL INTEREST
Contributions ..............................................       80,237              118,114              349,343
Withdrawals ................................................      (92,038)            (126,842)             (12,048)
                                                                ---------            ---------            ---------
   Net increase (decrease) from transactions
      in investors' beneficial interest ....................      (11,801)              (8,728)             337,295
                                                                ---------            ---------            ---------
   Net increase (decrease) in net assets ...................       (6,910)              (4,000)             343,166
TOTAL NET ASSETS
Beginning of period ........................................      138,928              142,928                 --
                                                                ---------            ---------            ---------
End of period ..............................................    $ 132,018            $ 138,928            $ 343,166
                                                                =========            =========            =========

(a) From commencement of operations on February 2, 1998.

See accompanying Notes to Financial Statements.

Notes to Financial Statements
--------------------------------------------------------------------------------
(All amounts, except per-share amounts, in thousands)

NOTE 1. ORGANIZATION
Stein Roe Municipal Money Market Fund, Stein Roe Intermediate Municipals Fund, Stein Roe Managed Municipals Fund and Stein Roe High-Yield Municipals Fund (the "Funds") are series of Stein Roe Municipal Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. Municipal Money Market Fund and High-Yield Municipals Fund invest substantially all of their assets in SR&F Municipal Money Market Portfolio and SR&F High-Yield Municipals Portfolio (the "Portfolios"), respectively.
   The Portfolios are series of SR&F Base Trust, a Massachusetts common law trust organized under an Agreement and Declaration of Trust dated August 23, 1993. SR&F High-Yield Municipals Portfolio commenced operations on February 2, 1998. At commencement, High-Yield Municipals Fund contributed $335,711 in securities and other assets to SR&F High-Yield Municipals Portfolio in exchange for beneficial ownership of the Portfolio. At February 4, 1998, Stein Roe Advisor High-Yield Municipals Fund contributed cash of $100 to the Portfolio. The Portfolios allocate income, expenses, realized and unrealized gains and losses to each investor on a daily basis, based on their respective percentage of ownership. At June 30, 1998, Stein Roe Municipal Money Market Fund and Colonial Municipal Money Market Fund owned 86.70 percent and 13.30 percent, respectively, of SR&F Municipal Money Market Portfolio; and Stein Roe High-Yield Municipals Fund and Stein Roe Advisor High-Yield Municipals Fund owned 99.70 percent and .30 percent, respectively, of SR&F High-Yield Municipals Portfolio.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES
The following summarizes the significant accounting policies of the Funds and Portfolios. These policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME
Investment transactions are accounted for on trade date. Interest income, including discount accretion and premium amortization, is recorded daily on the accrual basis. Realized gains or losses from investment transactions are reported on an identified cost basis.

   Securities purchased on a when-issued or delayed delivery basis may be settled a month or more after the transaction date. The values of such securities are subject to market fluctuations during this period. None of the Funds or Portfolios had when-issued or delayed delivery purchase commitments as of June 30, 1998.

SECURITY VALUATIONS
All securities are valued as of June 30, 1998. Municipal securities are valued at a fair value using a procedure determined in good faith by the Board of Trustees, which has authorized the use of bid valuations provided by a pricing service, except for SR&F Municipal Money Market Portfolio. This Portfolio utilizes the amortized cost method to value its investments. This technique approximates market value and involves valuing a security initially at cost and, thereafter, assuming a constant amortization to maturity of any discount or premium. In the event that a deviation of .50 of 1 percent or more exists between Stein Roe Municipal Money Market Fund's $1.00 per share net asset value, calculated at amortized cost, and the net asset value calculated by reference to market quotations, its Board of Trustees would consider what action, if any, should be taken. Other securities and assets are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.
   Municipal Money Market Fund attempts to maintain a per-share net asset value of $1.00, which management believes will be possible under most conditions.

FUTURES CONTRACTS
Intermediate Municipals Fund, Managed Municipals Fund and SR&F High-Yield Municipals Portfolio may enter into futures contracts to either hedge against expected declines of their portfolio securities or as a temporary substitute for the purchase of individual bonds. Risks of entering into futures contracts include the possibility that there may be an illiquid market at the time a fund seeks to close out a contract, and changes in the value of the futures contract may not correlate with changes in the value of the portfolio securities being hedged.
   Upon entering into a futures contract, a fund deposits with its custodian cash or securities in an amount sufficient to meet the initial margin requirements. Subsequent payments are made or received by a fund equal to the daily change in the contract value and are recorded as unrealized gains or losses. A fund recognizes a realized gain or loss when the contract is closed or expires. None of the Funds or Portfolios entered into futures contracts during the period ended June 30, 1998.

FEDERAL INCOME TAXES
No provision is made for federal income taxes since (a) the Funds elect to be taxed as "regulated investment companies" and make distributions to their shareholders to be relieved of all federal income taxes under provisions of current federal tax law; and (b) the Portfolios are treated as partnerships for federal income tax purposes and all of their income is allocated to their owners based on respective percentages of ownership. All dividends paid from net investment income by the Funds constitute tax-exempt interest that is not taxable for federal income tax purposes; however, a portion of the dividends paid may be includable in the alternative minimum tax calculation.
   The Funds intend to utilize provisions of the federal income tax laws, which allow them to carry a realized capital loss forward up to eight years following the year of the loss, and offset such losses against any future realized gains. At June 30, 1998, High-Yield Municipals Fund had a capital loss carryforward of $12,069 which expires between 2003 and 2006.

DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income are declared daily and paid monthly. Capital gains distributions, if any, are distributed annually. Dividends are determined in accordance with income tax principles, which may treat certain transactions differently than generally accepted accounting principles. Distributions in excess of tax-basis earnings are reported in the financial statements as a return of capital. Permanent differences in the recognition or classification of income between the financial statements and tax earnings are reclassified to paid-in capital.

NOTE 3. PORTFOLIO COMPOSITION
The Funds and Portfolios invest in municipal securities including, but not limited to, general obligation bonds, revenue bonds and escrowed bonds (i.e., bonds that have been refinanced, the proceeds of which have been invested in U.S. or state and local government obligations that are set aside to pay off the original issue at the first call date or maturity). See Fund Highlights for a breakdown of securities held by type at June 30, 1998.

   The Funds and Portfolios hold investments that are insured by private insurers who guarantee the payment of principal and interest in the event of default. At June 30, 1998, investments in these securities for Intermediate Municipals Fund, Managed Municipals Fund and SR&F High-Yield Municipals Portfolio represented 53.4 percent, 21.6 percent and 2.3 percent of net assets, respectively. SR&F Municipal Money Market Portfolio invests in certain short-term securities that are backed by bank letters of credit used to provide liquidity to the issuer and/or additional security in the event of default. At June 30, 1998, 60.7 percent of this Portfolio was backed by bank letters of credit. See this Portfolio of Investments for each Fund or Portfolio for additional information regarding portfolio composition.

NOTE 4. TRUSTEES' FEES AND TRANSACTIONS WITH AFFILIATES
The Funds and Portfolios pay monthly management and administrative fees, computed and accrued daily, to Stein Roe & Farnham Incorporated (the
"Adviser"), an indirect, majority-owned subsidiary of Liberty Mutual Insurance Company, for its services as investment adviser and manager. The management fee for SR&F Municipal Money Market Portfolio is computed at an annual rate of .25 of 1 percent of average daily net assets. The management fee for Intermediate Municipals Fund and SR&F High-Yield Municipals Portfolio is .45 of 1 percent of the first $100 million of average daily net assets, .425 of 1 percent of the next $100 million and .40 of 1 percent thereafter. The management fee for Managed Municipals Fund is .45 of 1 percent of the first $100 million of average daily net assets, .425 of 1 percent of the next $100 million, .40 of 1 percent of the next $800 million and .375 of 1 percent thereafter.
   The administrative fee for the Municipal Money Market Fund is computed at an annual rate of .25 of 1 percent of the first $500 million of average daily net assets, .20 of 1 percent of the next $500 million and .15 of 1 percent thereafter. The administrative fee for Intermediate Municipals Fund and High-Yield Municipals Fund is computed at an annual rate of .15 of 1 percent of the first $100 million of average daily net assets, .125 of 1 percent of the next $100 million and .10 of 1 percent thereafter. The administrative fee for Managed Municipals Fund is .15 of 1 percent of the first $100 million of average daily net assets, .125 of 1 percent of the next $100 million, .10 of 1 percent of the next $800 million and .075 of 1 percent thereafter.

   The Adviser also provides accounting services to the Funds and Portfolios. For the year ended June 30, 1998, Municipal Money Market Fund, Intermediate Municipals Fund, Managed Municipals Fund, High-Yield Municipals Fund, SR&F Municipal Money Market Portfolio, and SR&F High-Yield Municipals Portfolio incurred charges of $27, $29, $39, $32, $27 and $13, respectively, for these services.
   The Adviser has agreed to reimburse Municipal Money Market Fund and Intermediate Municipals Fund for expenses in excess of .70 of 1 percent of average annual net assets. This commitment expires on October 31, 1998, subject to earlier termination by the Adviser on 30 days' notice.
   Transfer agent fees are paid to SteinRoe Services, Inc. (SSI), an indirect, majority-owned subsidiary of Liberty Mutual Insurance Company. SSI has entered into an agreement with Colonial Investors Service Center, Inc., also an indirect, majority-owned subsidiary of Liberty Mutual Insurance Company, to act as subtransfer agent for the Funds.
   Certain officers and trustees of the Trust are also officers of the Adviser. The compensation of trustees not affiliated with the Adviser for Municipal Money Market Fund, Intermediate Municipals Fund, Managed Municipals Fund, High-Yield Municipals Fund, SR&F Municipal Money Market Portfolio, and SR&F High-Yield Municipals Portfolio for the year ended June 30, 1998, was $12, $19, $31, $21, $15 and $10, respectively. No remuneration was paid to any other trustee or officer of the Trust.

NOTE 5. SHORT-TERM DEBT
To facilitate portfolio liquidity, the Funds and Portfolios maintain borrowing arrangements under which they can borrow against portfolio securities. There were no borrowings by any of the Funds or Portfolios during the year ended June 30, 1998.

NOTE 6. INVESTMENT TRANSACTIONS
The aggregate cost of purchases and proceeds from sales or maturities of securities, excluding short-term obligations, for the year ended
June 30, 1998, were as follows:
FUND                                                    Purchases          Sales
                                                        ---------      ---------
Intermediate Municipals Fund...........................   $54,921        $57,588
Managed Municipals Fund................................    68,541         86,977
High-Yield Municipals Fund.............................    35,662         24,321
SR&F High-Yield Municipals Portfolio...................    14,947          9,434

Financial Highlights
--------------------------------------------------------------------------------

Municipal Money Market Fund
Selected per-share data (for a share outstanding throughout each period), ratios and supplemental data.
                                                  YEARS ENDED JUNE 30,
                                         1998     1997     1996     1995     1994
                                     -------- -------- -------- -------- --------
NET ASSET VALUE, BEGINNING OF PERIOD $  1.000 $  1.000 $  1.000 $  1.000 $  1.000
                                     -------- -------- -------- -------- --------
   Net investment income..........       .031     .030     .031     .030     .019
   Distributions from net
      investment income...........      (.031)   (.030)   (.031)   (.030)   (.019)
                                     -------- -------- -------- -------- --------
NET ASSET VALUE, END OF PERIOD....   $  1.000 $  1.000 $  1.000 $  1.000 $  1.000
                                     ======== ======== ======== ======== ========
Ratio of net expenses to average
   net assets (a).................      0.70%    0.70%    0.70%    0.70%    0.70%
Ratio of net investment income
   to average net assets (b)......      3.06%    2.98%    3.09%    2.96%    1.88%
Total return (b)..................      3.10%    3.04%    3.13%    3.02%    1.90%
Net assets, end of period (000's).   $115,279 $118,424 $120,432 $146,704 $165,820

(a)If the Fund had paid all of its expenses and there had been no reimbursement by the Adviser, this ratio would have been 0.86, 0.86, 0.84 and 0.78 percent for the years ended June 30, 1998, 1997, 1996 and 1995, respectively.
(b)Computed giving effect to Adviser's expense limitation undertaking.

SR&F Municipal Money Market Portfolio
                                                                          PERIOD
                                                                           ENDED
                                                  YEARS ENDED           JUNE 30,
                                               1998           1997       1996 (a)
                                          ---------      ---------  ------------
SELECTED RATIOS
Ratio of net expenses to average
   net assets.............................    0.34%          0.32%       0.30%(b)
Ratio of net investment income to average
   net assets.............................    3.41%          3.36%       3.50%(b)

(a)From commencement of operations on September 28, 1995.
(b)Annualized

--------------------------------------------------------------------------------
Intermediate Municipals Fund

Selected per-share data (for a share outstanding throughout each period), ratios and supplemental data.
                                                  YEARS ENDED JUNE 30,
                                         1998     1997     1996     1995     1994
                                     -------- -------- -------- -------- --------
NET ASSET VALUE, BEGINNING OF PERIOD $  11.38 $  11.22 $  11.16 $  11.00 $  11.57
                                     -------- -------- -------- -------- --------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income..........        .54      .55      .55      .53      .53
   Net realized and unrealized gains (losses)
      on investments..............        .22      .22      .06      .16     (.39)
                                     -------- -------- -------- -------- --------
      Total from investment operations    .76      .77      .61      .69      .14
                                     -------- -------- -------- -------- --------
DISTRIBUTIONS
   Net investment income..........       (.54)    (.55)    (.55)    (.53)    (.53)
   Net realized gains.............       (.03)    (.06)      --       --     (.17)
   In excess of realized gains....         --       --       --       --     (.01)
                                     -------- -------- -------- -------- --------
      Total distributions.........       (.57)    (.61)    (.55)    (.53)    (.71)
                                     -------- -------- -------- -------- --------
NET ASSET VALUE, END OF PERIOD....   $  11.57 $  11.38 $  11.22 $  11.16 $  11.00
                                     ======== ======== ======== ======== ========
Ratio of net expenses to average
  net assets (a)..................      0.70%    0.70%    0.70%    0.74%     0.71%
Ratio of net investment income
  to average net assets (b).......      4.70%    4.84%    4.82%    4.94%     4.63%
Portfolio turnover rate...........        29%      44%      66%      67%       55%
Total return (b)..................      6.84%    7.07%    5.47%    6.59%     1.16%
Net assets, end of period (000's).   $195,651 $196,006 $204,726 $212,489  $238,053

(a)If the Fund had paid all of its expenses and there had been no reimbursement by the Adviser, this ratio would have been 0.81, 0.82, 0.81 and 0.76 percent for the years ended June 30, 1998, 1997, 1996 and 1995, respectively.
(b)Computed giving effect to Adviser's expense limitation undertaking.

Financial Highlights CONTINUED
--------------------------------------------------------------------------------
Managed Municipals Fund

Selected per-share data (for a share outstanding throughout each period), ratios and supplemental data.
                                                  YEARS ENDED JUNE 30,
                                         1998     1997     1996     1995     1994
                                     -------- -------- -------- -------- --------
NET ASSET VALUE, BEGINNING OF PERIOD $   9.11 $   8.85 $   8.79 $   8.70 $   9.38
                                     -------- -------- -------- -------- --------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income..........        .48      .48      .48      .51      .50
   Net realized and unrealized gains (losses)
      on investments..............        .27      .26      .06      .09     (.51)
                                     -------- -------- -------- -------- --------
      Total from investment operations    .75      .74      .54      .60     (.01)
                                     -------- -------- -------- -------- --------
DISTRIBUTIONS
   Net investment income..........       (.48)    (.48)    (.48)    (.51)    (.50)
   Net realized gains.............         --       --       --       --     (.17)
                                     -------- -------- -------- -------- --------
      Total distributions.........       (.48)    (.48)    (.48)    (.51)    (.67)
                                     -------- -------- -------- -------- --------
NET ASSET VALUE, END OF PERIOD....   $   9.38 $   9.11 $   8.85 $   8.79 $   8.70
                                     ======== ======== ======== ======== ========
Ratio of net expenses to average
   net assets.....................      0.72%    0.73%    0.72%    0.65%    0.65%
Ratio of net investment income
   to average net assets..........      5.14%    5.31%    5.41%    5.85%    5.45%
Portfolio turnover rate...........        12%      16%      40%      33%      36%
Total return......................      8.37%    8.56%    6.24%    7.12%   (0.29%)
Net assets, end of period (000's).   $583,138 $582,366 $606,359 $629,730 $687,252

--------------------------------------------------------------------------------
High-Yield Municipals Fund
Selected per-share data (for a share outstanding throughout each period), ratios and supplemental data.
                                                  YEARS ENDED JUNE 30,
                                         1998     1997     1996     1995     1994
                                     -------- -------- -------- -------- --------
NET ASSET VALUE, BEGINNING OF PERIOD $  11.67 $  11.40 $  11.31 $  11.06 $  11.84
                                     -------- -------- -------- -------- --------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income..........        .65      .72      .67      .66      .67
   Net realized and unrealized
      gains (losses)
      on investments..............        .30      .27      .09      .25     (.54)
                                     -------- -------- -------- -------- --------
      Total from investment operations    .95      .99      .76      .91      .13
                                     -------- -------- -------- -------- --------
DISTRIBUTIONS
   Net investment income..........       (.65)    (.72)    (.67)    (.66)    (.67)
   Net realized gains.............         --       --       --       --     (.24)
                                     -------- -------- -------- -------- --------
      Total distributions.........       (.65)    (.72)    (.67)    (.66)    (.91)
                                     -------- -------- -------- -------- --------
NET ASSET VALUE, END OF PERIOD....   $  11.97 $  11.67 $  11.40 $  11.31 $  11.06
                                     ======== ======== ======== ======== ========
Ratio of net expenses to average
   net assets....................       0.75%    0.77%    0.85%    0.86%    0.76%
Ratio of net investment income
   to average net assets..........      5.48%    6.20%    5.86%    5.98%    5.76%
Portfolio turnover rate...........         8%(a)   11%      34%      23%      36%
Total return......................      8.32%    8.91%    6.83%    8.54%    0.95%
Net assets, end of period (000's).   $341,780 $306,070 $282,956 $281,155 $308,181

(a) Prior to commencement of operations of the Portfolio.

SR&F High-Yield Municipals Portfolio
                                                                      PERIOD
                                                                       ENDED
                                                                    JUNE 30,
                                                                     1998 (a)
                                                                   ---------
SELECTED RATIOS
Ratio of net expenses to average net assets.....................    0.47%(b)
Ratio of net investment income to average net assets............    5.72%(b)
Portfolio turnover rate.........................................       3%

(a) From commencement of operations on February 2, 1998.
(b) Annualized

Report of Independent Auditors
--------------------------------------------------------------------------------
To the Shareholders and Board of Trustees of the Stein Roe Municipal Trust and SR&F Base Trust

Stein Roe Municipal Money
  Market Fund
Stein Roe Intermediate
  Municipals Fund
Stein Roe Managed
  Municipals Fund
Stein Roe High-Yield
  Municipals Fund
SR&F Municipal Money
  Market Portfolio
SR&F High-Yield Municipals
  Portfolio

We have audited the accompanying statements of assets and liabilities, including the portfolio of invest ments, of Stein Roe Intermediate Municipals Fund, Stein Roe Managed Municipals Fund, and SR&F Municipal Money Market Portfolio as of June 30, 1998, and the accompanying statements of assets and liabilities of Stein Roe Municipal Money Market Fund and Stein Roe High-Yield Municipals Fund as of June 30, 1998, and the related statements of operations for the year then ended, and statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. We have also audited the accompanying statements of assets and liabilities, including the portfolio of investments, of SR&F High-Yield Municipals Portfolio as of June 30, 1998, and the related statement of operations, statement of changes in net assets, and financial highlights for the period from February 2, 1998 to June 30, 1998. These financial statements and financial highlights are the responsibility of the Funds' and Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Stein Roe Municipal Money Market Fund, Stein Roe Intermediate Municipals Fund, Stein Roe Managed Municipals Fund, Stein Roe High-Yield Municipals Fund, SR&F Municipal Money Market Portfolio and SR&F High-Yield Municipals Portfolio at June 30, 1998, and the results of their operations, the changes in their net assets, and their financial highlights for the periods referred to above, in conformity with generally accepted accounting principles.


Ernst & Young LLP


Chicago, Illinois
August 14, 1998

To Contact Us. . .
--------------------------------------------------------------------------------

BY PHONE 800-338-2550
You can discuss your investment questions with a Stein Roe account representative by calling us toll free. We'll be happy to answer questions about your current account, or to provide you with information about opening a Stein Roe account, including Stein Roe Traditional, Education and Roth IRAs. We're available seven days a week, from 7 a.m. to 8 p.m. weekdays and from 9 a.m. to 2 p.m. Saturday and Sunday (Central time).

STEIN ROE'S FUNDS-ON-CALL
24-HOUR SERVICE LINE
Using a touch-tone phone, call our toll-free number, day or night, for your current account balance, the latest Stein Roe prices and yields, and other information. In addition, if you have a Personal Identification Number (PIN), you may place orders for the following transactions 24 hours a day:

o Exchange shares between your Stein Roe accounts;
o Purchase shares by electronic transfer;
o Order additional account statements and money market fund checks;
o Redeem shares by check, wire or electronic transfer.

RETIREMENT PLAN ACCOUNTS
Call us for information about how we can assist you with your defined contribution plan, including 401(k) plans. You can reach us toll free at 800-322-1130.
  For information on IRA plans, including the new Roth and Education IRAs, call us toll free at 800-338-2550.

BY MAIL OR E-MAIL

If you prefer to contact us by mail, please address all correspondence to:
P.O. Box 8900, Boston, MA 02205-8900.
   To contact us by e-mail, send correspondence directly to comments@steinroe.com or visit us at www.steinroe.com on the Internet.

IN PERSON

If you are in the Chicago area, please visit our Investor Center located in downtown Chicago at One South Wacker Drive, 32nd Floor. Our account representatives can answer questions about your current Stein Roe investments or provide you with infor mation about any of the Stein Roe funds and retirement plans. Stop by weekdays between 8 a.m. and 5:15 p.m.

This report must be preceded or accompanied by a prospectus.

Municipal Trust
--------------------------------------------------------------------------------
TRUSTEES
Thomas W. Butch
President, Mutual Fund Division and Director,
  Stein Roe & Farnham Incorporated
William W. Boyd
Chairman and Director, Sterling Plumbing
  Group Inc.
Lindsay Cook
Senior Vice President, Liberty Financial
  Companies, Inc.
Douglas A. Hacker
Senior Vice President and Chief Financial Officer,
  United Airlines
Janet Langford Kelly
Senior Vice President, Secretary and General
  Counsel, Sara Lee Corporation
Charles R. Nelson
Van Voorhis Professor of Political Economy,
  University of Washington
Thomas C. Theobald
Managing Partner, William Blair Capital Partners


OFFICERS
Thomas W. Butch, President
William D. Andrews, Executive Vice President
Loren A. Hanson, Executive Vice President
Hans P. Ziegler, Executive Vice President
Gary A. Anetsberger, Senior Vice President,
  Chief Financial Officer
Kevin M. Carome, Vice President,
  Assistant Secretary
Joanne T. Costopoulos, Vice President
Lynn C. Maddox, Vice President
M. Jane McCart, Vice President
Nicolette D. Parrish, Vice President,
  Assistant Secretary
Veronica M. Wallace, Vice President
Heidi J. Walter, Vice President, Secretary
Janet B. Rysz, Assistant Secretary
Sharon R. Robertson, Controller
Scott E. Volk, Treasurer
Margaret O. Zwick, Assistant Treasurer


AGENTS AND ADVISERS
Stein Roe & Farnham Incorporated
Investment Adviser
State Street Bank and Trust Company
Custodian
SteinRoe Services Inc.
Transfer Agent
Bell, Boyd & Lloyd
Legal Counsel to the Trust
Ernst & Young LLP
Independent Auditors

--------------------------------------------------------------------------------
THE STEIN ROE MUTUAL FUNDS

Stein Roe Cash Reserves Fund
Stein Roe Municipal Money Market Fund
Stein Roe Intermediate Municipals Fund
Stein Roe Managed Municipals Fund
Stein Roe High-Yield Municipals Fund
Stein Roe Intermediate Bond Fund
Stein Roe Income Fund
Stein Roe High Yield Fund
Stein Roe Balanced Fund
Stein Roe Growth & Income Fund
Stein Roe Growth Stock Fund
Stein Roe Young Investor Fund
Stein Roe Growth Opportunities Fund
Stein Roe Special Fund
Stein Roe Large Company Focus Fund
Stein Roe Special Venture Fund
Stein Roe Capital Opportunities Fund
Stein Roe International Fund
Stein Roe Emerging Markets Fund
                             Stein Roe Mutual Funds
                                  P.O. Box 8900
                              Boston, MA 02205-8900
                      Financial Advisors call: 800-322-0593
                         Shareholders call: 800-338-2550
                                www.steinroe.com

    In Chicago, visit our Fund Center at One South Wacker Drive, 32nd Floor.

                         Liberty Funds Distributor, Inc.


                                                                      TE11A 8/98